As filed with the Securities and Exchange Commission on April 30, 2004

Registration No. 333-78743

811-07689

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

The One(R)Income Annuity(SM)

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 8

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 40

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319)297-8330

Darin D. Smith, Esq.

Transamerica Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-0001

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill and Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Title of Securities Being Registered:        Single Premium Immediate Variable Annuity Contracts

It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2004 pursuant to paragraph (b) of Rule 485.

             60 days after filing pursuant to paragraph (a)(1) of Rule 485.

             on              pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

             this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE ONE®

INCOME ANNUITYSM

Issued Through

RETIREMENT BUILDER

VARIABLE ANNUITY ACCOUNT

By

TRANSAMERICA LIFE INSURANCE COMPANY

Prospectus

May 1, 2004

This prospectus and the mutual fund prospectus give you important information about the contracts and the mutual funds. Please read them carefully before you invest and keep them for future reference.

If you would like more information about The One Income Annuity, a fixed and variable single premium immediate annuity contract, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2004. Please call us at (800) 544-3152 or write us at: Transamerica Life Insurance Company, Attention: Income Payout Services, P.O. Box 3183, Cedar Rapids, Iowa, 52406-3183. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

The immediate annuity contract has fixed and variable payment options. There are several portfolios that you can select from if you choose to receive variable payments. You can choose either variable or a combination of fixed and variable payments. You bear the investment risk if you choose variable payments.

Please note that the contracts and the underlying portfolios:

•	are not bank deposits or deposits of Bank One Corporation or any of its affiliates;

•	are not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other federal or state governmental agency;

•	are not endorsed by any bank or government agency;

•	are not guaranteed to achieve their goal; and

•	involve investment risk, including loss of premium.

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

ONE GROUP® INVESTMENT TRUST

Managed by Banc One Investment Advisors Corporation

One Group® Investment Trust Bond Portfolio

One Group® Investment Trust Government Bond Portfolio

One Group® Investment Trust Balanced Portfolio

One Group® Investment Trust Large Cap Growth Portfolio

One Group® Investment Trust Equity Index Portfolio

One Group® Investment Trust Diversified Equity Portfolio

One Group® Investment Trust Mid Cap Growth Portfolio

One Group® Investment Trust Diversified Mid Cap Portfolio

One Group® Investment Trust Mid Cap Value Portfolio

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No one is authorized to give any information or to make any representations that are not in this prospectus and the SAI (or any sales literature approved by Transamerica). You should rely only on the information contained in these documents. The contracts are not available in all states. This prospectus is not an offer anywhere that would be unlawful.

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GLOSSARY OF TERMS

Annuitant and Secondary Annuitant—The person upon whose life the annuity payments are based. For joint options, annuity payments are based upon the lives of both the annuitant and secondary annuitant. Either the annuitant or the secondary annuitant generally must be no older than 75 years of age on the contract issue date.

Annuity Payments—Payments made by us to the payee pursuant to the payment option chosen. Annuity payments may be either variable or a combination of fixed and variable.

Assumed Investment Return or AIR—The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Beneficiary(ies)—The person(s) who may receive death proceeds or guaranteed payments under this contract when there is no longer a living annuitant (or last annuitant for joint options).

Contract Issue Date—The date the contract becomes effective. This will be stated in the contract. Generally, the date the initial premium is allocated to the separate account.

Owner(s)—“You,” “your,” and “yours.” The person or entity named in the contract specifications section who may, while any annuitant is living, exercise all rights granted by the contract. The annuitant must be the owner, if the contract is a qualified contract. If there is a secondary annuitant, he or she may also be an owner (except for a qualified contract, where only one owner is permitted). The secondary annuitant is never required to be an owner.

Payee—The person or entity to whom annuity payments are paid.

Payment Date—The date an annuity payment is paid to the payee. The payment amount will be determined no more than seven business days before each payment date. We may require evidence that any annuitant(s) and/or payee is/are alive on the payment date.

Separate Account—Retirement Builder Variable Annuity Account, formerly PFL Retirement Builder Variable Annuity Account.

Stabilized Payment—The variable annuity payment you receive. Stabilized payments are determined annually at your contract anniversary and are paid according to the annuity payment frequency you select. You can choose not to stabilize your variable annuity payments in which case each payment fluctuates based on the performance of the selected subaccounts.

Subaccount—The investment options or divisions of the separate account. Each subaccount invests in a different portfolio of the funds. We may make additional subaccounts available in the future.

Successor Owner—The person named by the owner to whom ownership of the contract passes upon the owner’s death. If the owner is also the annuitant, the annuitant’s beneficiary(ies) is entitled to the death proceeds of the contract. If no person is named, the owner’s estate shall be deemed the successor owner.

Supportable Payment—The amount equal to the sum of the variable annuity unit values times the number of variable annuity units in each of the selected subaccounts. The number of variable annuity units will be adjusted to reflect the year-to-date difference between stabilized and non-stabilized payments.

Valuation Day—Each day the New York Stock Exchange is open for trading.

Variable Annuity Unit—Variable annuity payments are expressed in terms of variable annuity units, the value of which fluctuates in relation to the selected subaccounts. The determination of the variable annuity unit value is made at the end of each valuation day.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1. THE ANNUITY CONTRACT

The Fixed and Variable Single Premium Immediate Annuity Contract offered by Transamerica Life Insurance Company (Transamerica, we, us or our), is a contract between you, as the owner, and Transamerica, an insurance company. The contract is intended to provide a stream of income for life or for a specific period of time you select.

2. PURCHASE

You purchase this contract with a single premium. You cannot make additional premium payments. The minimum premium is $50,000, although we can accept a smaller premium with approval from our home office.

You may return your contract for a refund, but only if you return it within a prescribed period, which is generally 10 days (after you receive the contract), or whatever longer time may be permitted by state law. The amount of the refund will generally be the premium we receive, plus or minus the investment performance of the subaccounts to which your premium was allocated, if any. We generally will pay the refund within 7 days after we receive written notice of cancellation and the returned contract at our administrative and service office.

3. ANNUITY PAYMENTS

Annuity payments may be variable or a combination of fixed and variable. We guarantee the amount of fixed annuity payments. We generally do not, however, guarantee the amount of variable annuity payments. Variable annuity payment amounts are determined by the investment performance of the subaccounts you select. However, you can purchase an Initial Payment Guarantee to ensure a minimum payment amount. Annuity payments may be scheduled monthly, quarterly, semiannually, or annually. We recommend using electronic funds transfer (EFT) to receive your annuity payments whenever possible.

4. INVESTMENT CHOICES

If you choose variable annuity payments you must also select one or more of the following underlying fund portfolios described in the One Group Investment Trust prospectus:

One Group® Investment Trust Bond Portfolio

One Group® Investment Trust Government Bond Portfolio

One Group® Investment Trust Balanced Portfolio

One Group® Investment Trust Large Cap Growth Portfolio

One Group® Investment Trust Equity Index Portfolio

One Group® Investment Trust Diversified Equity Portfolio

One Group® Investment Trust Mid Cap Growth Portfolio

One Group® Investment Trust Diversified Mid Cap Portfolio

One Group® Investment Trust Mid Cap Value Portfolio

Your variable annuity payments may go up or down with the investment performance of any of the subaccounts. You bear this investment risk.

You may transfer amounts within the various subaccounts. You may also transfer amounts from variable to fixed annuity payments at any time. If you do, then the payment option for the fixed annuity payments will be a continuation of the payment option currently applicable to variable annuity payments. Transfers from fixed to variable annuity payments are not permitted. We may charge a fee for excessive transfers (we currently do not charge for transfers).

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5. EXPENSES

There is a separate account charge of 1.15% annually of average daily net assets if you allocate $50,000 or more to variable annuity payments; if you allocate less than $50,000 to variable annuity payments the separate account charge is 1.35% annually. This charge will not increase and does not apply to fixed annuity payments.

In some states, a charge for applicable premium taxes ranging from 0% to 3.5% is deducted from the premium when paid.

If you surrender from a Certain Only payment option within the first nine years, we will deduct a surrender charge of up to 7% of the premium payment surrendered. If you surrender from a Life with Emergency CashSM payment option within the first four years, we will deduct a surrender charge of up to 4% of the premium payment surrendered. Surrenders are not allowed under any other payment options.

There is an extra charge if you elect the optional Initial Payment Guarantee.

Managed fees and other expenses are deducted from the portfolios’ assets.

6. TAXES

You are taxed on the part of your annuity payment considered income. Annuity payments from nonqualified contracts may be considered partly a return of your investment in the contract so that part of each payment would not be taxable as income. Annuity payments from qualified contracts are, in many cases, considered as all taxable income.

7. SURRENDERS

You do not have access to your money and cannot surrender any of your contracts unless you select either the Certain Only payment option or Life with Emergency CashSM payment option. No other payment option allows surrenders. If you choose the Certain Only payment option you may surrender the present value of the remaining payments (less any applicable surrender charge). If you choose the Life with Emergency CashSM payment option, we will provide you with a Life with Emergency CashSM benefit schedule that will allow you to determine how much is available to surrender (before deducting any applicable surrender charge). The minimum amount you may surrender is $2,500.

Surrenders may have adverse tax consequences. You should consult with your tax advisor before requesting a surrender.

8. PERFORMANCE

The amount of your variable annuity payments will vary up or down depending upon the investment performance of the subaccounts you choose. We provide historical, or past, performance information for the portfolios in Appendix B and in the Statement of Additional Information. This data does not indicate future performance.

9. DEATH BENEFIT

Some payment options provide a death benefit in the event the annuitant dies after annuity payments begin or if an owner or annuitant dies before annuity payments begin.

10. INITIAL PAYMENT GUARANTEE

The Initial Payment Guarantee is an optional rider that is available to you. Your variable annuity payments will never be less than the guaranteed payment.

The charge for this rider is 0.75% annually if you select the 3.5% assumed investment return (AIR) and 1.35% annually if you select the 5.0% AIR.

11. OTHER INFORMATION

This section of the prospectus contains information on:

•	Transamerica Life Insurance Company

•	The Separate Account

•	Voting Rights

•	Distributor of the Contracts

•	IMSA

•	Delay of Payments

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•	Legal Proceedings

State Variations. Certain provisions of the contracts may be different than the general description in this prospectus. See your contract for specific variations, any such state variations will be included in your contract or in riders or endorsements attached to your contract. See your agent or contact us for specific information that may be applicable to your state.

12. INQUIRIES

If you need more information, please contact our Administrative and Services Office at:

Transamerica Life Insurance Company

Income Payout Services

P.O. Box 3183

Cedar Rapids, IA 52406-3183

(800) 544-3152

Overnight Address:

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

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ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses:
Sales Load On Premium	None
Maximum Surrender Charge (as a % of premium payments surrendered)
Life with Emergency CashSM payment option	4%
Other Life Contingent payment options	N/A
Certain Only payment option (variable)	7%
Certain Only payment option (fixed)	2%
Transfer Fee (for transfers in excess of 6 in any contract year)(1)	$0 - $15
Optional Owner Transaction Expenses:
Initial Payment Guarantee
3.5% AIR	0.75%
5.0% AIR	1.35%

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including portfolio fees and expenses.

Annual Service Charge	None
Separate Account Annual Expenses (as a percentage of average net assets):
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.15%
Total Separate Account Annual Expenses	1.35%

The next items shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2003. Expenses may be higher or lower in future years. More detail concerning each portfolio fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(2):	Minimum	Maximum
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.51%	0.98%

The expenses herein are only applicable to premium payments allocated to variable annuity payments.

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes a 30-year certain only annuity, 5.0% AIR, that your investment has a 5% return each year, the maximum fees and expenses of any of the portfolios, and the highest combination of optional separate account expenses and optional rider fees. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example(3)	1 Year	3 Years	5 Years	10 Years
If the contract is surrendered at the end of the applicable time period.	$1,053.69	$1,608.58	$1,997.02	$2,123.03
If the contract is not surrendered	$353.69	$1,008.58	$1,597.02	$2,123.03

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(1)	There is currently no charge for any transfers, although Transamerica reserves the right to charge $15 for each transfer in excess of six per contract year.

(2)	The fee table information relating to the portfolios is for the year 2003 and was provided to Transamerica by One Group Administrative Services, Inc., the administrator for One Group Investment Trust, and Transamerica has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses may be higher or lower than those expenses shown in the table.

(3)	The Example does not reflect premium tax charges or transfer fees.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

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1. THE ANNUITY CONTRACT

This prospectus describes The One Income Annuity. This is a single premium immediate annuity contract offered by Transamerica Life Insurance Company.

An annuity is a contract between you, the owner, and an insurance company (in this case Transamerica), where the insurance company promises to pay you an income in the form of annuity payments. You choose the frequency of these payments and the first payment date.

You can use the contract to provide periodic payments over your lifetime or some other specific period of time you select.

The contract is “fixed and variable” because you can allocate your premium between fixed and variable annuity payments. The amount of the fixed annuity payments will not vary and are guaranteed by Transamerica. The amount of the variable annuity payments can vary depending on the investment performance of your investment choices.

It is a “single premium” contract because you purchase it with a single premium. You cannot pay additional premiums.

The contract is an “immediate” contract because the annuity payments generally begin within 30 days and must begin within one year.

2. PURCHASE

Contract Issue Requirements

Transamerica will not issue a contract unless:

•	Transamerica receives (at the administrative and service office) all information needed to issue the contract; and

•	Transamerica receives (at the administrative and service office) your entire single premium payment.

Premium Payment

The minimum premium for a contract is $50,000. Amounts less than $50,000 may be accepted with approval from our administrative and service office. You cannot make additional premium payments.

We apply your premium to the contract within two business days after receipt (at our administrative and service office) of both the premium and all necessary information. If the information is incomplete, we will request the necessary information. If the information is not provided within five days, we will return the premium unless you allow us to keep it until the necessary information is completed.

The date we credit the premium and issue the contract is called the contract issue date. On the contract issue date, we allocate the premium (net of any premium tax deduction) as you specify.

You should make the check for your premium payment payable only to Transamerica Life Insurance Company and send it to the administrative and service office. Your check must be honored in order for us to pay any associated payments and benefits due under the contract.

Allocation of Premium Payment

We will invest the amount of your premium that you allocate to the subaccount(s) on the contract issue date. You must allocate percentages that are whole numbers, not fractions. Your allocations must equal 100% and you must allocate at least $50,000 to variable annuity payments, although we can accept a smaller allocation with approval from our home office.

Variable Annuity Units

The portion of your premium allocated to the subaccounts will be used to purchase variable annuity units. We will determine the number of variable annuity units based upon:

•	the premium reduced by any premium taxes,

•	the annuitant’s age and sex (and the age and sex of the secondary annuitant, if any),

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•	the payment option you choose,

•	the frequency of payments you choose,

•	the AIR you choose,

•	the first payment date, and

•	the variable annuity unit value of the subaccount(s) you initially select.

The number of variable annuity units allocated to each subaccount will change if you transfer among the subaccounts, transfer from variable to fixed annuity payments or receive cash through a surrender (if allowed). If you choose a joint and survivor payment option and benefits are reduced due to the death of one of the annuitants, the number of variable annuity units will be reduced at that appropriate time. Additionally, with stabilized payments the number of your variable annuity units will be adjusted on each contract anniversary.

3. ANNUITY PAYMENTS

Annuity Payment Dates

We provide annuity payments to the payee on each payment date. You select either a monthly, quarterly, semiannual or annual payment frequency when you purchase the contract. Payments will generally be made by electronic funds transfer. Other disbursement options may be available, if we approve. The first payment date is typically 30 days after we receive the entire single premium (at our administrative and service office), and must be within one year of the contract issue date. All subsequent payment dates will generally be on the same day of the month as the first payment date.

Payments Under the Contract

We usually make payments within seven days of the payment date or receipt (at our administrative and service office) of all applicable written notices and/or proofs of death.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. Uncashed variable annuity payments will not participate in the performance of the portfolios. Each payee is responsible for keeping us informed of his or her current address of record.

Stabilized Payments

You will receive variable annuity payments that are “stabilized” or held constant during each contract year, unless you elect at the time of purchase to receive non-stabilized variable annuity payments where each payment will go up or down to reflect investment performance. With stabilized payments, your payment amount will only go up or down to reflect investment performance on an annual basis. Please note that stabilized payments do not include any amounts allocated to fixed payments.

During the first contract year each stabilized payment will equal the initial variable annuity payment. On each contract anniversary, a new stabilized payment will be determined (based on the investment performance of the subaccounts you selected) and you will be notified of the new stabilized payment amount for the upcoming contract year.

See the Statement of Additional Information for a more detailed discussion of stabilized payments and changes in the number of variable annuity units credited to your contract and an illustration showing hypothetical changes in the number of variable annuity units.

Variable or Combination Payments

You allocate your premium between fixed and variable payments under a payment option when you buy the contract. You may choose all variable or a combination of fixed and variable annuity payments.

Any portion of your premium allocated to a fixed payment option will always remain allocated to fixed annuity payments. However, you may transfer from variable annuity payments to fixed annuity payments at any time.

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If you choose a combination of fixed and variable annuity payments, a portion of your annuity payments will be fixed and a portion will vary. We will guarantee the dollar amount of any fixed portion of each annuity payment; however, the amount of the variable annuity payments will depend upon the investment experience of the underlying portfolios and is not guaranteed.

Under some joint and survivor payment options, the annuity payments decrease upon the death of the annuitant or secondary annuitant (as described for payment options 5, 6, 8, 9, and 13) whether they are fixed or variable.

Assumed Investment Return (AIR)

The assumed investment return you choose is used in the calculation of variable annuity payments.

IF:

•	the performance of the applicable subaccounts after all expenses is equal to the AIR;

THEN:

•	the variable annuity payments will remain constant.

IF:

•	the performance of the subaccounts after all expenses exceeds the AIR;

THEN:

•	the variable annuity payments will increase.

IF:

•	the performance of the subaccounts after all expenses is less than the AIR;

THEN:

•	the variable annuity payments will decrease.

You choose either a 3.5% AIR or a 5% AIR.

IF:

•	you choose a 5% AIR instead of a 3.5% AIR;

THEN:

•	you will receive a higher initial payment; and

•	payments will increase less during periods of good investment performance (i.e., when investment performance exceeds the AIR) and decrease more during periods of poor investment performance (i.e., when investment performance is below the AIR).

IF:

•	you choose a 3.5% AIR instead of a 5% AIR;

THEN:

•	you will receive a lower initial payment; and

•	payments will increase more during periods of good investment performance (i.e., when investment performance exceeds the AIR) and decrease less during periods of poor investment performance (i.e., when investment performance is below the AIR).

See Appendix D for an illustration of the difference in the two AIRs.

Calculation of Variable Payments

The stabilized payment is calculated on each contract anniversary. The amount of the payment is determined by taking the number of variable annuity units in each subaccount and multiplying them by the variable annuity unit value of each subaccount. The number of variable annuity units is adjusted to reflect the year to date difference between stabilized payments and non-stabilized payments. This calculation is performed for each subaccount and the sum of the subaccounts will equal the amount of your stabilized variable annuity payment.

Non-stabilized payments are calculated in accordance with the payment frequency you have chosen.

The variable annuity unit value in a particular subaccount on any valuation day is equal to:

•	the variable annuity unit value for that subaccount on the immediately preceding valuation day; multiplied by

•	the net investment factor for that subaccount for the valuation period; multiplied by

•	the daily factor for the valuation period.

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The net investment factor used to calculate the variable annuity unit value for each subaccount for the valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a) is the net result of:

•	the net asset value of a portfolio share held in that subaccount determined as of the end of the current valuation period, plus

•	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

•	a per share credit or charge for any taxes reserved for, which we determine to have resulted from the investment operation of the subaccount.

(b) is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period; and

(c) is an amount representing the separate account charge and any applicable rider charge (shown in the contract specifications section of the contract).

The daily factor for the valuation period (the period of time beginning at the close of business each valuation day and ending at the close of business on the next valuation day) is a discount factor that reflects the AIR. Please refer to the Statement of Additional Information.

Payment Options

You select the payment option and the number of guaranteed years, if any. You cannot change the payment option and guarantee period after we issue the contract. Please note that generally you can only select one payment option. We currently offer the options described below.

The dollar amount of each variable annuity payment will depend on the investment performance of the portfolio(s) you select. The dollar amount will also depend on the payment option you select (it may be different for each of the various payment options). The number of annuity payments may depend on how long the annuitant or a secondary annuitant, if any, lives. It is possible that the sum of annuity payments received may be less than the premium (except for option 10 – Life Annuity with Premium Refund Payments).

1. Certain Only Annuity. This option provides annuity payments for a guaranteed period (20 - 30 years). You choose the guaranteed period. If the annuitant dies prior to the last guaranteed payment date, we will either:

•	continue payments as they become due; or

•	pay the present value of the remaining payments in a lump sum to the beneficiary when we receive due proof of the annuitant’s death (and such other information as we may require at our administrative and service office).

If the lump sum death benefit is chosen, and the payments under this option are variable, the present value of the remaining payments is calculated as of the date we receive due proof of the annuitant’s death (and such other information as we may require at our administrative and service office), using the AIR you chose when the contract was issued. If the payments under this option are fixed, the value of the remaining payments is calculated using Transamerica’s declared interest rates in effect at the time the contract was purchased.

If you choose the Certain Only payment option and you have stabilized payments, then your final stabilized payment will equal the current supportable payment at that time.

No additional payments will be made under this option if the annuitant dies after all the guaranteed payments have been made.

Under this option, you can make full or partial surrenders from the contract prior to the last payment date. The amount you surrender must be at least $2500. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences.

You should consult a tax advisor before requesting a full or partial surrender.

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2. Single Life Annuity. This option provides annuity payments for the annuitant’s lifetime, no matter how long that may be. The final payment will be the payment made immediately prior to the death of the annuitant. No additional payments will be made after the annuitant dies.

With this option there is the risk that only one (or a few) annuity payment will be made if the annuitant dies shortly after the payments begin.

No surrenders are permitted under this option.

3. Single Life Annuity with Period Certain. This option provides annuity payments for a guaranteed period (5 to 30 years) or for the life of the annuitant, whichever is later. The final annuity payment will be the later of either the last guaranteed payment or the scheduled annuity payment immediately prior to the annuitant’s death. If the annuitant dies prior to the last guaranteed payment date, we will make payments to the beneficiary when we receive due proof of the annuitant’s death. No additional payments will be made if the annuitant dies after all guaranteed payments have been made.

No surrenders are permitted under this option.

4. 100% Joint and Survivor Life Annuity. This option provides annuity payments for the annuitant and the secondary annuitant’s lifetimes. After the death of either the annuitant or the secondary annuitant, we will continue to provide the full amount of annuity payments to the survivor. Annuity payments stop when both the annuitant and the secondary annuitant die.

No surrenders are permitted under this option.

5. Joint and Survivor Life Annuity with Reduced Annuity Payments to the Secondary Annuitant. This option is similar to option 4 above, except that annuity payments are higher while both the annuitant and the secondary annuitant are living, and then are lower if the annuitant dies before the secondary annuitant. The final annuity payment will be the one made immediately before the last surviving annuitant’s death. No additional annuity payments will be made after the death of both annuitants.

If the annuitant dies before the secondary annuitant, the amount of the fixed annuity payments will be reduced to the percent you select: either 50%, 66.67% or 75%. For variable annuity payments, the number of variable annuity units will also be reduced to 50%, 66.67% or 75%.

If the secondary annuitant dies before the annuitant, we will continue to make annuity payments as they are due, and the amount of the annuity payments will not go down due to the death.

No surrenders are permitted under this option.

6. Joint and Last Survivor Life Annuity. This option provides annuity payments for the annuitant’s and secondary annuitant’s lifetimes. Payments are higher while both annuitants are living and decrease upon the death of either the annuitant or the secondary annuitant. The final annuity payment will be the one made immediately before the death of the last surviving annuitant. No additional annuity payments will be made after the death of both annuitants.

Upon the first death, the amount of the fixed annuity payments will be reduced to a percent you select: either 50%, 66.67% or 75%. For variable annuity payments, the number of variable annuity units will also be reduced to 50%, 66.67% or 75%.

No surrenders are permitted under this option.

7. 100% Joint and Survivor Life Annuity with Period Certain. This option provides annuity payments for a guaranteed period (5-30 years) or for the annuitant’s and secondary annuitant’s lifetimes, whichever is later. The final annuity payment will be the later of the last guaranteed payment or the annuity payment made immediately prior to the last surviving annuitant’s death. No additional payments will be made if both annuitants die after all guaranteed payments have been made.

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If both annuitants die prior to the last guaranteed payment date, we will continue to make guaranteed payments to the beneficiary as they become due for the remainder of the guaranteed period.

No surrenders are permitted under this option.

8. Joint and Survivor Life Annuity with Period Certain and Reduced Annuity Payments to the Secondary Annuitant. This option is similar to option 7 above, except that annuity payments are higher while both the annuitant and the secondary annuitant are living, and then are lower if the annuitant dies before the secondary annuitant and after the guaranteed period. The final annuity payment will be the later of the last guaranteed payment or the annuity payment made immediately prior to the last surviving annuitant’s death. No additional payments will be made if both annuitants die after all guaranteed annuity payments have been made.

If the annuitant dies before the secondary annuitant and after the guaranteed period, the amount of the fixed annuity payments will be reduced to the percent you select: either 50%, 66.67% or 75%. For variable annuity payments, the number of variable annuity units will also be reduced to 50%, 66.67% or 75%. If the annuitant dies before the secondary annuitant but before the end of the guaranteed period, the reduction will not occur until the end of the guaranteed period.

If the secondary annuitant dies before the annuitant, we will continue to make annuity payments as they are due, and the amount of the annuity payments will not go down due to the death.

No surrenders are permitted under this option.

9. Joint and Last Survivor Life Annuity with Period Certain. This option provides annuity payments for a guaranteed period (5-30 years) or for the annuitant’s and secondary annuitant’s lifetimes, whichever is later. Payments are higher while both annuitants are living and decrease after the guarantee period upon the death of either the annuitant or the secondary annuitant. The final annuity payment will be the later of the last guaranteed payment or the annuity payment made immediately prior to the last surviving annuitant’s death. No additional annuity payments will be made after the death of both annuitants.

Upon the first death after the guaranteed period (or the end of the guaranteed period if the first death occurred prior thereto), the amount of the fixed annuity payments will be reduced to a percent you select: either 50%, 66.67% or 75%. For variable annuity payments, the number of variable annuity units will also be reduced to 50%, 66.67% or 75%.

No surrenders are permitted under this option.

10. Life Annuity with Premium Refund Payment. This option provides annuity payments for the annuitant’s lifetime. The final annuity payment will be either the payment made immediately prior to the annuitant’s death or the premium refund benefit.

We will pay the premium refund benefit to the beneficiaries if, at the date of the annuitant’s death, the sum of all the annuity payments made is less than the premium. The premium refund benefit will be the premium less the sum of the previously distributed variable and fixed annuity payments.

No surrenders are permitted under this option.

11. Single Life Annuity with Emergency CashSM. This option provides annuity payments for the annuitant’s lifetime. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule as a rider to the contract that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.

You should consult a tax advisor before requesting a full or partial surrender.

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The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant.

For qualified contracts the death benefit ceases at the date the annuitant reaches the IRS age limitation (determined at the contract issue date).

12. Joint and Survivor Life Annuity with Emergency CashSM. This option provides annuity payments to the annuitant and the secondary annuitant while both are living. After the death of either the annuitant or the secondary annuitant, we will continue to provide the full amount of annuity payments to the survivor. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule as a rider to the contract that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences. The Life with Emergency CashSM benefit will continue through age 100 of the younger of the annuitant and the secondary annuitant.

You should consult a tax advisor before requesting a full or partial surrender.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the last annuitant.

For qualified contracts the death benefit ceases at the date of the IRS joint age limitation (determined at the contract issue date.)

13. Joint and Survivor Life Annuity with Emergency CashSM and Reduced Annuity Payments to the Secondary Annuitant. This option is similar to option 12 above, except that annuity payments are higher while both the annuitant and the secondary annuitant are living, and then are lower if the annuitant dies before the secondary annuitant.

If the annuitant dies before the secondary annuitant, the amount of the fixed annuity payments will be reduced to the percent you select: either 50%, 66.67% or 75%. For variable annuity payments, the number of variable annuity units will also be reduced to 50%, 66.67% or 75%. Likewise, the Life with Emergency CashSM benefit amount that is available to surrender and available as a death benefit will be reduced to 50%, 66.67% or 75%.

If the secondary annuitant dies before the annuitant, we will continue to make annuity payments as they are due, and the amount of the annuity payments will not go down due to the death.

Other payment options may be made available.

PLEASE NOTE CAREFULLY:

IF:

•	you choose a Single Life Annuity, 100% Joint and Survivor Life Annuity, Joint and Survivor Life Annuity with Reduced Annuity Payments to the Secondary Annuitant, or Joint and Last Survivor Annuity; and

•	the annuitant(s) dies before the due date of the second annuity payment;

THEN:

•	we may make only the one payment.

Please also note that the federal income tax laws may limit your payment options where the contract is used as a qualified contract.

4. INVESTMENT CHOICES

The Separate Account

The separate account currently consists of nine subaccounts.

The subaccounts invest in shares of the nine portfolios of the One Group Investment Trust. Banc One Investment Advisors, an indirect subsidiary of Bank One Corporation, provides investment advice for all of the underlying portfolios offered through this contract. The following subaccounts are currently offered:

One Group® Investment Trust Bond Portfolio

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One Group® Investment Trust Government Bond Portfolio

One Group® Investment Trust Balanced Portfolio

One Group® Investment Trust Large Cap Growth Portfolio

One Group® Investment Trust Equity Index Portfolio

One Group® Investment Trust Diversified Equity Portfolio

One Group® Investment Trust Mid Cap Growth Portfolio

One Group® Investment Trust Diversified Mid Cap Portfolio

One Group® Investment Trust Mid Cap Value Portfolio

The general public may not purchase shares of these underlying portfolios. The investment objectives and policies of the portfolios are similar to the investment objectives and policies of other portfolios that are managed by Banc One Investment Advisors. The portfolios are not the same funds as the other portfolios, are smaller than the other portfolios, and have different performance, fees and expenses than the other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio is managed by Banc One Investment Advisors.

Detailed information about the underlying portfolios may be found in the current prospectus for the One Group Investment Trust. It includes a description of each portfolio’s investment objectives, policies, and strategies. The One Group Investment Trust prospectus is attached to this prospectus. You should read the prospectus for the One Group Investment Trust carefully before you invest.

Allocation Models

Investment allocation models are offered in connection with this product at no charge. The models may or may not achieve any desired goals or protect against a loss. See the Statement of Additional Information for further information about the models.

See Appendix C for Additional Fund Information.

Transfers

Transfers are made using the variable annuity unit values for the end of the day when we receive your request at our administrative and service office (that is, at the end of the valuation period during which we receive your request).

We reserve the right to impose transfer charges.

The percent of the allocation in each subaccount will change over time with its investment performance. You should periodically review the allocations in light of market conditions and financial objectives.

Disruptive Trading and Market Timing

Statement of Policy. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio’s investments (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund

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portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

Do not invest with us if you intend to conduct market timing or other disruptive trading.

Detection. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Transfers Among Subaccounts. You may transfer amounts among subaccounts by telephoning us or by providing us with a notice you have signed or an electronic notice that gives us the facts that we need.

Transfers from Variable to Fixed Payments. You may transfer all or a part of the value of variable annuity payments to fixed annuity payments by telephoning us or providing us with a notice you have signed or an electronic notice that gives us the facts that we need. If you transfer from variable annuity payments to fixed annuity payments, the payment option for fixed annuity payments will be a continuation of the payment option under which the variable annuity payments were being made, or a continuation of the fixed payment option that may already exist.

For example, if you received variable annuity payments for two years under a 10 Year Certain and Life Option and elect to transfer to fixed annuity payments, your payment option would be an 8 Year Certain and Life

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Option. If your variable payment option is Life with Emergency CashSM, you will receive a separate Life with Emergency CashSM benefit schedule for your fixed payments.

Transfers from variable to fixed annuity payments may have tax consequences. You should consult a tax advisor before making a transfer from variable to fixed annuity payments.

Transfers from Fixed to Variable Payments. You may not transfer from fixed to variable annuity payments.

5. EXPENSES

There are charges and expenses associated with your contract.

Separate Account Charges

A daily charge is deducted from the assets of each subaccount for our assumption of mortality and expense risks, and our administration expenses. If the amount you allocate to variable annuity payments is less than $50,000, a daily mortality and expense risk charge will be deducted at an effective annual rate of 1.20%; otherwise, the mortality and expense risk charge will be 1.00%.

An administration expense charge will also be deducted daily from the assets of each subaccount at an effective annual rate of 0.15%. We guarantee that the mortality and expense risk and administrative charges will never increase.

The mortality risk arises from our obligation to provide annuity income for your life (and the life of the secondary annuitant, if any) no matter how long that might be. The expense risk results from our obligation to cover the cost of issuing and administering the contracts, no matter how long we may incur such cost or how large that cost may be. The administration expense charge is for administering the contracts. We may earn a profit from the separate account charge (and expect to do so). Any profit can be used for distribution expenses or for any other purpose.

Expenses of the Portfolios

The portfolios are charged management fees and incur operating expenses. The effect of these fees and expenses is reflected in the performance of the portfolios underlying the subaccounts, and therefore affects the variable annuity unit value.

Premium Taxes

Some states charge a premium tax based on the amount of your premium. State premium taxes currently range from 0% to 3.5%. In addition, some counties, cities or towns may charge additional premium taxes. If you live in a place that has premium taxes, any amount needed to provide for the applicable premium taxes is deducted from your premium. We allocate the remainder of your premium to the subaccounts and/or to the purchase of fixed annuity payments.

Other Taxes

We reserve the right to charge for certain taxes (other than premium taxes) that we incur because of the contracts or the separate account. Currently, we do not charge for any other taxes.

Surrender Charge

If you select a Certain Only payment option, you may surrender all or a portion of your contract. For Certain Only variable annuity payments, the surrender charges only apply during the first nine years, according to the following schedule:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium)
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7-8	2%
8-9	1%
9 or more	0%

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For Certain Only fixed annuity payments, there is a 2% surrender charge in the calculation of the surrender value.

If you select the Life with Emergency CashSM payment option, you may also surrender all or a portion of your contract. The surrender charges apply only during the first four years for the Life with Emergency CashSM payment option, according to the following schedule:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium)
0-1	4%
1-2	3%
2-3	2%
3-4	1%
4 or more	0%

Transfer Fee

There is currently no charge for transfers. We reserve the right to charge $15 for each transfer over six per contract year. All transfers made simultaneously will be treated as a single request.

Initial Payment Guarantee Fee

If you elect the Initial Payment Guarantee, there is a daily rider fee of 0.75% annually of the daily net asset value for the 3.5% AIR and a daily rider fee of 1.35% annually of the daily net asset value for the 5.0% AIR.

6. TAXES

NOTE: Transamerica has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. Transamerica has included an additional discussion regarding taxes in the Statement of Additional Information.

Annuity Contracts in General

Generally you will not be taxed on your annuity contract until you take the money out, either as a surrender or as an annuity payment. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract - qualified or nonqualified.

Qualified Contracts

Qualified contracts are issued in connection with Individual Retirement Annuities (IRAs); Tax-Sheltered Annuities made available to employees of certain public school systems and tax-exempt organizations (403(b) plans), corporate and self-employed individually sponsored Pension, Profit Sharing and H.R. 10 Plans (401(a) Plans). You should consult your legal counsel or tax advisor if you are considering purchasing the contract for use with any qualified contract or other retirement plan.

Surrenders and Annuity Payments. Generally, surrenders and annuity payments from qualified contracts are subject to federal income tax, and in most states, to state income tax. The amount of any distribution attributable to after-tax contributions is not subject to federal income tax.

The Internal Revenue Code also provides that surrenders may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59½;

•	paid after the taxpayer dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made at least annually for the life or life expectancy of the annuitant or joint annuitant.

There may be other reasons or circumstances that allow a surrender in your particular situation to be exempt from the 10% penalty. You should consult your legal counsel or tax advisor if you are considering purchasing or requesting surrenders from a qualified contract.

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Distribution Restrictions. Code section 403(b)(11) restricts the distribution under section 403(b) plans of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59½, separation from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship. The contract should be purchased as part of a 403(b) plan only if one of the distribution events described above has occurred.

Required Distributions. The Code requires that qualified contract distributions generally must begin by the owner’s “required beginning date” and must be made in a specified form or minimum annual amount. For 401(a) and 403(b) plans, the required beginning date is the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70½ or (ii) retires. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70½. For IRAs (other than Roth IRAs), the required beginning date is the April 1 of the calendar year following the calendar year in which the owner reaches age 70½. Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules.

Nonqualified Contracts

If you purchase the contract as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your contract is referred to as a nonqualified contract.

Annuity Payments. Generally, the annuity payments from a nonqualified contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Surrenders. In a recent ruling, the Internal Revenue Service indicated that part of a partial surrender from an immediate annuity on or after the annuity starting date might be excludable from income. In prior rulings, however, the IRS had concluded that the entire amount of such a partial surrender from a non-qualified contract was taxable as ordinary income. Transamerica currently intends to report amounts received under such a partial surrender in accordance with the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial surrender. If you fully surrender your contract, the amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax advisor before partially or fully surrendering your contract.

The Internal Revenue Code also provides that surrenders may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59½;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; or

•	which come from premium payments made prior to August 14, 1982.

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Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total premium payments, less amounts received, which were not includable in gross income.

Withholding

Distributions from contracts generally are subject to withholding for the owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable “Eligible rollover distributions” from 401(a) plans and 403(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as minimum distributions required by the Code, or hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information regarding U.S. federal income tax consequences to annuity owners that are U.S. persons Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity contract purchase.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant, payee or beneficiary who is not also the owner or the selection of certain annuity commencement dates, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, or selection, should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the contract.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information. Transamerica may modify the contract to attempt to maintain favorable tax treatment.

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7. SURRENDERS

You may not surrender any portion of a contract unless either the Certain Only or Life with Emergency CashSM payment option is selected. No other payment option allows surrenders. The amount you surrender must be at least $2,500. A partial surrender will reduce all future payments. Surrenders may have adverse tax consequences and a surrender charge may apply. If you do not specify which investment option(s) the surrender should come out of, then it will be taken out pro rata from your existing allocations. You should consult with your tax advisor before requesting a full or partial surrender.

Surrender of Certain Only Payment Option

For Certain Only fixed annuity payments the surrender value is 98% of the present value of the remaining payments (using the original interest rate used to determine the fixed payment). For Certain Only variable annuity payments, the surrender value is the present value of future payments (using the AIR you chose when the contract was issued) less any applicable surrender charge. For information concerning the calculation of the present value of future payments, please refer to the Statement of Additional Information.

Surrender of Life with Emergency CashSM Payment Option

If you select the Life with Emergency CashSM payment option, we will provide you with a Life with Emergency CashSM benefit schedule that will allow you to estimate how much is available to surrender (before deducting any applicable surrender charge).

8. PERFORMANCE

Performance information for the subaccounts may appear in reports and advertising. The performance information is based on adjusted historical investment experience of the subaccounts and the underlying portfolios and does not indicate or represent future performance.

Total returns of the subaccounts may be advertised. Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in portfolio share price, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a subaccount’s returns, you should recognize that they are not the same as actual year-by-year results.

Some subaccounts may also advertise yield. These measures reflect the income generated by an investment in the subaccount over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses.

Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9. DEATH BENEFIT

If any owner dies before the first annuity payment, the premium we receive (plus or minus investment performance) will be paid as a death benefit. More information on how we pay it is in the Statement of Additional Information.

If an owner, who may or may not also be an annuitant, dies on or after the annuity starting date, we will pay the remaining portion of the annuity payments due under the contract, if any, in the same manner and frequency (at least as rapidly) as under the method of distribution used before such owner’s death.

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Death Benefits under Payment Options 10, 11, 12, and 13 will be paid in a lump sum.

If the deceased owner’s surviving spouse is the sole successor owner, then on such owner’s death such surviving spouse may elect to become the sole owner under the contract and to continue the contract as his or her own.

If a non-natural person is named as an owner, then the primary annuitant, as defined in the Code, shall be treated as an owner solely for the purposes of the distribution at death rules. The entire interest in the contract must be distributed upon the annuitant’s death, if the annuitant dies prior to the first payment date.

If the deceased owner was also the annuitant, then the beneficiary is entitled to the proceeds described above in this section (unless the deceased owner’s surviving spouse is the sole successor owner). If no person is named as the beneficiary, the owner’s estate shall be deemed the beneficiary.

Note carefully. In instances where the owner’s estate is deemed to be the successor owner or beneficiary, it may be necessary to open a probate estate in order to exercise ownership rights to, or receive death proceeds from, the contract. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless we have received written notice of the trust as a successor owner or beneficiary prior to the owner’s death, that trust may not exercise ownership rights to, or receive death proceeds from, the contract.

In all events, non-qualified distributions upon the death of an owner will comply with section 72(s) of the Code.

10. INITIAL PAYMENT GUARANTEE

You may only elect to purchase the Initial Payment Guarantee at the time you purchase your contract. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee. If you do not purchase this payment guarantee you will receive non-guaranteed stabilized payments unless you elect otherwise.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized payments that are guaranteed to never be less than the initial payment (i.e., the guaranteed payment).

Rider Fee

There is a charge for the Initial Payment Guarantee. This fee is reflected in the amount of the annuity payments that you receive if you select either payment guarantee rider. It is deducted in the same manner as the separate account charge since it is reflected in the calculation of the annuity unit values.

The payment guarantee is available with the 3.5% AIR or the 5.0% AIR. If you select the 3.5% AIR, the Initial Payment Guarantee fee is equal to an annual rate of 0.75% of the daily net asset value in the subaccounts. If you select the 5.0% AIR, the Initial Payment Guarantee fee is equal to an annual rate of 1.35% of the daily net asset value in the subaccounts.

Other Terms and Conditions

You cannot add or delete this payment guarantee after you purchase your contract.

You cannot elect this payment guarantee unless you choose one of the four investment allocation models.

Termination. The Initial Payment Guarantee is irrevocable.

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The Initial Payment Guarantee may vary by contract and may not be available for all contracts.

11. OTHER INFORMATION

Transamerica Life Insurance Company

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It sells life and health insurance and annuity contracts. Transamerica is a wholly-owned indirect subsidiary of AEGON USA, Inc. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Transamerica is licensed in the District of Columbia, Guam, and in all states except New York.

All obligations arising under the contracts, including the promise to make annuity payments, are general corporate obligations of Transamerica.

The Separate Account

Transamerica established a separate account, called the Retirement Builder Variable Annuity Account, under the laws of the State of Iowa on March 29, 1996. The separate account receives and currently invests the premium payments under the contracts that are allocated to it for investment only in shares of One Group Investment Trust. Detailed information about the One Group Investment Trust portfolios is contained in the prospectus that is attached to this prospectus. You should read the prospectus for each of the underlying portfolios of the One Group Investment Trust before you invest.

The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or Transamerica. The obligations to pay the benefits due under the contract are Transamerica’s responsibility.

The assets of the separate account are held in Transamerica’s name on behalf of the separate account and belong to Transamerica. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business Transamerica may conduct.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the Commission at 1-800-SEC-0330. In addition, the SEC maintains a web site (http://www.sec.gov) that contains other information regarding the separate account.

Voting Rights

Transamerica will vote all shares of the underlying portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, if it is determined that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distributor of the Contracts

We have entered into a distribution agreement with our affiliate, AFSG Securities Corporation (“AFSG”), for the distribution and sales of the contracts. The contracts are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws, and that sell the contracts through written agreements with AFSG. We pay commissions to AFSG for sales of the contracts by the selling firms. We also may pay compensation to financial institutions for their services in connection with the sale and servicing of the contracts.

Commissions of up to 6% of premium payments plus an annual continuing fee based on policy values will be paid to the selling firms. These commissions are not deducted from premium payments.

25

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts or persistency standards.

The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a policy.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the administrative charge;

•	the surrender charge;

•	the mortality and expense risk fee;

•	revenues, if any, that we receive from the underlying fund portfolios or their managers; and

•	investment earnings on amounts allocated to the fixed account.

Other incentives or payments, like commissions, are not charged to the policy owners or the separate account.

Pending regulatory approvals, we intend to distribute the contracts in all states, except New York, and in certain possessions and territories.

Variations in Contract Provisions

Certain provisions of the contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your contract for variations since any such state variations will be included in your contract or in riders or endorsements attached to your contract.

IMSA

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org. in the “Consumer” section or by contacting IMSA at: 202-624-2121.

Delay of Payments

Transamerica may delay any payments from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

26

In addition, transfers of amounts from and within the subaccounts may be deferred under these circumstances.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contract owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may be required to provide information about you and your contract to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer fixed annuity payments for up to six months.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the account are subject. Transamerica, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Transamerica believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, the ability of AFSG to perform under its principal underwriting agreement, or on the ability of Transamerica to meet its obligations under the contract.

Financial Statements

The financial statements and schedules of Transamerica and the subaccounts are in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms
The Contract-General Provisions
Certain Federal Income Tax Consequences
Investment Experience
State Regulation of Transamerica
Administration
Records and Reports
Distribution of the Contracts
Voting Rights
Other Products
Custody of Assets
Historical Performance Data
Legal Matters
Independent Auditors
Other Information
Financial Statements

For a free copy of the Statement of Additional Information please call us at (800) 544-3152 or write us at: Transamerica Life Insurance Company, Financial Markets Division, Variable Annuity Department, 4333 Edgewood Road N.E., P.O. Box 3183, Cedar Rapids, Iowa, 52406-3183.

27

APPENDIX A

CONDENSED FINANCIAL INFORMATION

The equivalent accumulation unit values and the number of variable equivalent accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

The mortality and expense risk charge is 1.20% for allocations of less than $50,000 to variable annuity payments and the Initial Payment Guarantee is not elected.

(Total Separate Account Annual Expenses: 1.35%)

	Equivalent Accumulation Unit Value at Beginning of Year	Equivalent Accumulation Unit Value at End of Year	Number of Equivalent Accumulation Units at End of Year

Bond Portfolio
2003	$1.270737	$1.302378	0.000
2002	$1.170917	$1.270737	1,000.000
2001	$1.089298	$1.170917	1,000.000
2000	$0.983938	$1.089298	1,000.000
1999	$1.000000	$0.983938	1,000.000

Government Bond Portfolio
2003	$1.273512	$1.288475	0.000
2002	$1.149760	$1.273512	1,000.000
2001	$1.088617	$1.149760	1,000.000
2000	$0.985060	$1.088617	1,000.000
1999	$1.000000	$0.985060	1,000.000

Balanced Portfolio
2003	$0.850164	$0.983128	0.000
2002	$0.975640	$0.850164	1,000.000
2001	$1.025495	$0.975640	1,000.000
2000	$1.022401	$1.025495	1,000.000
1999	$1.000000	$1.022401	1,000.000

Large Cap Growth Portfolio
2003	$0.466450	$0.586985	0.000
2002	$0.660997	$0.466450	1,000.000
2001	$0.840396	$0.660997	1,000.000
2000	$1.105506	$0.840396	1,000.000
1999	$1.000000	$1.105506	1,000.000

Equity Index Portfolio
2003	$0.629879	$0.795396	0.000
2002	$0.823529	$0.629879	1,000.000
2001	$0.952185	$0.823529	1,000.000
2000	$1.066075	$0.952185	1,000.000
1999	$1.000000	$1.066075	1,000.000

Diversified Equity Portfolio
2003	$0.649997	$0.807659	0.000
2002	$0.864253	$0.649997	1,000.000
2001	$0.980033	$0.864253	1,000.000
2000	$1.038497	$0.980033	1,000.000
1999	$1.000000	$1.038497	1,000.000

Mid Cap Growth Portfolio
2003	$0.817092	$1.025093	0.000
2002	$1.036855	$0.817092	1,000.000
2001	$1.176232	$1.036855	1,000.000
2000	$1.126849	$1.176232	1,000.000
1999	$1.000000	$1.126849	1,000.000

28

The mortality and expense risk charge is 1.20% for allocations of less than $50,000 to variable annuity payments and the Initial Payment Guarantee is not elected.

(Total Separate Account Annual Expenses: 1.35%)

(Continued)

	Equivalent Accumulation Unit Value at Beginning of Year	Equivalent Accumulation Unit Value at End of Year	Number of Equivalent Accumulation Units at End of Year

Diversified Mid Cap Portfolio
2003	$0.970382	$1.248899	0.000
2002	$1.196551	$0.970382	1,000.000
2001	$1.263738	$1.196551	1,000.000
2000	$1.072241	$1.263738	1,000.000
1999.	$1.000000	$1.072241	1,000.000

Mid Cap Value Portfolio
2003	$1.150367	$1.506847	0.000
2002	$1.337830	$1.150367	1,000.000
2001	$1.293917	$1.337830	1,000.000
2000	$1.025179	$1.293917	1,000.000
1999	$1.000000	$1.025179	1,000.000

*	For financial reporting purposes, “Equivalent Accumulation Unit Value” and “Equivalent Accumulation Units” are used. These Equivalent Accumulation Unit Values and Equivalent Accumulation Units are not used in the calculation of annuity payments, nor may they be used to establish any other contract values.

29

The mortality and expense risk charge is 1.20% for allocations of less than $50,000 to variable annuity payments and the Initial Payment Guarantee charge is 0.75% (3.5% AIR).

(Total Separate Account Annual Expenses: 2.10%)

	Equivalent Accumulation Unit Value at Beginning of Year	Equivalent Accumulation Unit Value at End of Year	Number of Equivalent Accumulation Units at End of Year
Bond Portfolio
2003	$1.242403	$1.263977	25,117.636
2002	$1.153287	$1.242403	27,473.262
2001	$1.080886	$1.153287	33,560.641
2000	$0.983535	$1.080886	32,104.364
1999	$1.000000	$0.983535	1,000.000
Government Bond Portfolio
2003	$1.245130	$1.250498	25,255.569
2002	$1.132461	$1.245130	27,494.849
2001	$1.080212	$1.132461	33,900.805
2000	$0.984659	$1.080212	32,052.861
1999	$1.000000	$0.984659	1,000.000
Balanced Portfolio
2003	$0.831191	$0.954128	9,126.806
2002	$0.960941	$0.831191	10,019.938
2001	$1.017569	$0.960941	10,847.212
2000	$1.021979	$1.017569	9,849.243
1999	$1.000000	$1.021979	1,000.000
Large Cap Growth Portfolio
2003	$0.456028	$0.569670	42,766.524
2002	$0.651027	$0.456028	47,308.924
2001	$0.833897	$0.651027	42,948.994
2000	$1.050550	$0.833897	23,227.905
1999	$1.000000	$1.050550	1,000.000
Equity Index Portfolio
2003	$0.615812	$0.771929	45,934.051
2002	$0.811112	$0.615812	50,701.706
2001	$0.944827	$0.811112	49,657.414
2000	$1.065642	$0.944827	31,868.135
1999	$1.000000	$1.065642	1,000.000
Diversified Equity Portfolio
2003	$0.635493	$0.783831	65,906.169
2002	$0.851240	$0.635493	71,786.929
2001	$0.972461	$0.851240	69,738.602
2000	$1.038078	$0.972461	44,292.895
1999	$1.000000	$1.038078	1,000.000
Mid Cap Growth Portfolio
2003	$0.798828	$0.994815	35,479.904
2002	$1.021203	$0.798828	39,702.750
2001	$1.167121	$1.021203	40,813.128
2000	$1.126389	$1.167121	25,173.244
1999	$1.000000	$1.126389	1,000.000
Diversified Mid Cap Portfolio
2003	$0.948729	$1.212071	25,363.055
2002	$1.178526	$0.948729	28,128.875
2001	$1.253976	$1.178526	29,857.717
2000	$1.071804	$1.253976	20,708.350
1999	$1.000000	$1.071804	1,000.000
Mid Cap Value Portfolio
2003	$1.124697	$1.462412	27,181.279
2002	$1.317669	$1.124697	30,035.252
2001	$1.283914	$1.317669	33,444.779
2000	$1.024752	$1.283914	27,153.120
1999	$1.000000	$1.024752	1,000.000

30

The mortality and expense risk charge is 1.00% for allocations over $50,000 to variable annuity payments and the Initial Payment Guarantee is not elected.

(Total Separate Account Annual Expenses: 1.15%)

	Equivalent Accumulation Unit Value at Beginning of Year	Equivalent Accumulation Unit Value at End of Year	Number of Equivalent Accumulation Units at End of Year
Bond Portfolio
2003	$1.279505	$1.313943	0.000
2002	$1.176676	$1.279505	1,000.000
2001	$1.092489	$1.176676	1,000.000
2000	$0.984871	$1.092489	1,000.000
1999	$1.000000	$0.984871	1,000.000
Government Bond Portfolio
2003	$1.282297	$1.299930	0.000
2002	$1.155415	$1.282297	1,000.000
2001	$1.091801	$1.155415	1,000.000
2000	$0.985998	$1.091801	1,000.000
1999	$1.000000	$0.985998	1,000.000
Balanced Portfolio
2003	$0.856026	$0.991864	0.000
2002	$0.980433	$0.856026	1,000.000
2001	$1.028493	$0.980433	1,000.000
2000	$1.023372	$1.028493	1,000.000
1999	$1.000000	$1.023372	1,000.000
Large Cap Growth Portfolio
2003	$0.469672	$0.592219	0.000
2002	$0.664247	$0.469672	1,000.000
2001	$0.842853	$0.664247	1,000.000
2000	$1.106550	$0.842853	1,000.000
1999	$1.000000	$1.106550	1,000.000
Equity Index Portfolio
2003	$0.634236	$0.802475	0.000
2002	$0.827582	$0.634236	1,000.000
2001	$0.945973	$0.827582	1,000.000
2000	$1.067088	$0.945973	1,000.000
1999	$1.000000	$1.067088	1,000.000
Diversified Equity Portfolio
2003	$0.654486	$0.814837	0.000
2002	$0.868510	$0.654486	1,000.000
2001	$0.982904	$0.868510	1,000.000
2000	$1.039485	$0.982904	1,000.000
1999	$1.000000	$1.039485	1,000.000
Mid Cap Growth Portfolio
2003	$0.822725	$1.034196	0.000
2002	$1.041942	$0.822725	1,000.000
2001	$1.179652	$1.041942	1,000.000
2000	$1.127916	$1.179652	1,000.000
1999	$1.000000	$1.127916	1,000.000
Diversified Mid Cap Portfolio
2003	$0.977092	$1.260023	0.000
2002	$1.202446	$0.977092	1,000.000
2001	$1.267439	$1.202446	1,000.000
2000	$1.073258	$1.267439	1,000.000
1999	$1.000000	$1.073258	1,000.000
Mid Cap Value Portfolio
2003	$1.158320	$1.520261	0.000
2002	$1.344419	$1.158320	1,000.000
2001	$1.297703	$1.344419	1,000.000
2000	$1.026151	$1.297703	1,000.000
1999	$1.000000	$1.026151	1,000.000

31

The mortality and expense risk charge is 1.00% for allocations over $50,000 to variable annuity payments and the Initial Payment Guarantee charge is 0.75% (3.5% AIR).

(Total Separate Account Annual Expenses: 1.90%)

	Equivalent Accumulation Unit Value at Beginning of Year	Equivalent Accumulation Unit Value at End of Year	Number of Equivalent Accumulation Units at End of Year
Bond Portfolio
2003	$1.250097	$1.274297	3,103,232.087
2002	$1.158159	$1.250097	2,183,817.30
2001	$1.083309	$1.158159	828,925.355
2000	$0.983818	$1.083309	306,762.261
1999	$1.000000	$0.983818	1,000.000
Government Bond Portfolio
2003	$1.252833	$1.260705	3,119,564.971
2002	$1.137232	$1.252833	2,191,058.086
2001	$1.082618	$1.137232	836,757.342
2000	$0.984940	$1.082618	306,669.343
1999	$1.000000	$0.984940	1,000.000
Balanced Portfolio
2003	$0.836365	$0.961957	611,393.228
2002	$0.965013	$0.836365	365,686.062
2001	$1.019857	$0.965013	156,279.664
2000	$1.022275	$1.019857	69,683.566
1999	$1.000000	$1.022275	1,000.000
Large Cap Growth Portfolio
2003	$0.458858	$0.574318	4,407,282.028
2002	$0.653780	$0.458858	2,542,369.805
2001	$0.835769	$0.653780	795,304.759
2000	$1.105371	$0.835769	290,516.875
1999	$1.000000	$1.105371	1,000.000
Equity Index Portfolio
2003	$0.619644	$0.778260	4,676,846.493
2002	$0.814542	$0.619644	2,766,927.428
2001	$0.946948	$0.814542	1,357,049.437
2000	$1.065947	$0.946948	590,951.765
1999	$1.000000	$1.065947	1,000.000
Diversified Equity Portfolio
2003	$0.639426	$0.790234	7,085,841.029
2002	$0.854829	$0.639426	4,197,660.976
2001	$0.974643	$0.854829	1,357,049.437
2000	$1.038369	$0.974643	590,951.765
1999	$1.000000	$1.038369	1,000.000
Mid Cap Growth Portfolio
2003	$0.803782	$1.002952	3,535,785.738
2002	$1.025520	$0.803782	2,054,224.296
2001	$1.169742	$1.025520	752,877.346
2000	$1.126710	$1.169742	323,025.457
1999	$1.000000	$1.126710	1,000.000
Diversified Mid Cap Portfolio
2003	$0.954595	$1.221952	2,260,548.667
2002	$1.183492	$0.954595	1,315,339.631
2001	$1.256779	$1.183492	506,899.938
2000	$1.072106	$1.256779	293,594.675
1999	$1.000000	$1.072106	1,000.000
Mid Cap Value Portfolio
2003	$1.131665	$1.474361	2,562,865.514
2002	$1.323231	$1.131665	1,488,306.629
2001	$1.286789	$1.323231	603,213.037
2000	$1.025048	$1.286789	381,101.589
1999	$1.000000	$1.025048	1,000.000

32

The mortality and expense risk charge is 1.00% for allocations over $50,000 to variable annuity payments and the Initial Payment Guarantee charge is 1.35% (5.0% AIR).

(Total Separate Account Annual Expenses: 2.50%)

	Equivalent Accumulation Unit Value at Beginning of Year	Equivalent Accumulation Unit Value at End of Year	Number of Equivalent Accumulation Units at End of Year
Bond Portfolio
2003	$1.119153	$1.134148	1,116,597.647
2002	$1.042946	$1.119153	443,109.410
2001	$1.000000	$1.042946	53,414.943
Government Bond Portfolio
2003	$1.130329	$1.130771	1,114,516.709
2002	$1.032081	$1.130329	441,716.174
2001	$1.000000	$1.032081	53,374.035
Balanced Portfolio
2003	$0.822052	$0.939953	264,701.067
2002	$0.954099	$0.822052	107,447.456
2001	$1.000000	$0.954099	13,480.652
Large Cap Growth Portfolio
2003	$0.594492	$0.739735	1,221,462.785
2002	$0.852029	$0.594492	485,139.527
2001	$1.000000	$0.852029	42,774.162
Equity Index Portfolio
2003	$0.678035	$0.846613	1,534,782.161
2002	$0.896564	$0.678035	601,955.570
2001	$1.000000	$0.896564	56,463.097
Diversified Equity Portfolio
2003	$0.673117	$0.826999	2,344,079.726
2002	$0.905174	$0.673117	911,623.315
2001	$1.000000	$0.905174	83,250.395
Mid Cap Growth Portfolio
2003	$0.734542	$0.911200	1,407,210.540
2002	$0.942711	$0.734542	557,560.991
2001	$1.000000	$0.942711	54,924.685
Diversified Mid Cap Portfolio
2003	$0.769371	$0.979098	995,083.427
2002	$0.959486	$0.769371	415,027.291
2001	$1.000000	$0.959486	44,897.543
Mid Cap Value Portfolio
2003	$0.838298	$1.085760	1,241,815.618
2002	$0.985988	$0.838298	485,039.050
2001	$1.000000	$0.985988	51,400.276

33

The mortality and expense risk charge is 1.20% for allocations over $50,000 to variable annuity payments and the Initial Payment Guarantee charge is 1.35% (5.0% AIR).

(Total Separate Account Annual Expenses: 2.70%)

	Equivalent Accumulation Unit Value at Beginning of Year	Equivalent Accumulation Unit Value at End of Year	Number of Equivalent Accumulation Units at End of Year
Bond Portfolio
2003	$1.115521	$1.128250	1,827.175
2002	$1.041587	$1.115521	1,000.000
2001	$1.000000	$1.041587	1,000.000
Government Bond Portfolio
2003	$1.126671	$1.124928	1,829.004
2002	$1.030741	$1.126671	1,000.000
2001	$1.000000	$1.030741	1,000.000
Balanced Portfolio
2003	$0.819369	$0.935072	0.000
2002	$0.952841	$0.819369	1,000.000
2001	$1.000000	$0.952841	1,000.000
Large Cap Growth Portfolio
2003	$0.592554	$0.735887	6,604.316
2002	$0.850914	$0.592554	1,000.000
2001	$1.000000	$0.850914	1,000.000
Equity Index Portfolio
2003	$0.675814	$0.842195	6,970.360
2002	$0.895384	$0.675814	1,000.000
2001	$1.000000	$0.895384	1,000.000
Diversified Equity Portfolio
2003	$0.670918	$0.822693	11,914.770
2002	$0.903982	$0.670918	1,000.000
2001	$1.000000	$0.903982	1,000.000
Mid Cap Growth Portfolio
2003	$0.732143	$0.906459	7,353.913
2002	$0.941473	$0.732143	1,000.000
2001	$1.000000	$0.941473	1,000.000
Diversified Mid Cap Portfolio
2003	$0.766873	$0.974028	6,591.457
2002	$0.958231	$0.766873	1,000.000
2001	$1.000000	$0.958231	1,000.000
Mid Cap Value Portfolio
2003	$0.835572	$1.080128	6,617.489
2002	$0.984698	$0.835572	1,000.000
2001	$1.000000	$0.984698	1,000.000

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APPENDIX B

HISTORICAL PERFORMANCE DATA

Standardized Performance Data

Transamerica may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and are calculated according to guidelines from the SEC. They do not indicate future performance.

The yield of a subaccount of the separate account for a contract refers to the annualized income generated by an investment under a contract in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount of the separate account refers to return quotations assuming an investment under a contract has been held in the subaccount for various periods of time including a period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations for a subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the subaccount to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations for a subaccount do not reflect the effect of any premium taxes that may be applicable to a particular contract, and they assume you do not elect the optional Initial Payment Guarantee. The yield calculations also do not reflect the effect of any surrender charge that may be applicable to a particular contract. To the extent that any or all of a premium tax, rider fee, and/or surrender charge is applicable to a particular contract, the yield and/or total return of that contract will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information.

Based on the method of calculation described in the Statement of Additional Information, the average annual total returns for periods from inception of the subaccounts to December 31, 2003, are shown in Table 1 below. Total returns shown reflect deductions for the mortality and expense risk fee and the administrative charges. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

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TABLE 1

STANDARD AVERAGE ANNUAL TOTAL RETURNS

30 Year Certain Only Annuity

Subaccount	1 Year Ended 12/31/03	5 Year Ended 12/31/03	Inception of the Subaccount to 12/31/03	Subaccount Inception Date
Bond Portfolio	(4.68%)	N/A	5.55%	November 8, 1999
Government Bond Portfolio	(6.00%)	N/A	5.28%	November 8, 1999
Balanced Portfolio	8.35%	N/A	(1.97%)	November 8, 1999
Large Cap Growth Portfolio	18.54%	N/A	(14.59%)	November 8, 1999
Equity Index Portfolio	18.88%	N/A	(7.39%)	November 8, 1999
Diversified Equity Portfolio	16.87%	N/A	(6.94%)	November 8, 1999
Mid Cap Growth Portfolio	18.14%	N/A	(0.58%)	November 8, 1999
Diversified Mid Cap Portfolio	21.34%	N/A	4.53%	November 8, 1999
Mid Cap Value Portfolio	23.47%	N/A	9.45%	November 8, 1999

Non-Standardized Performance Data

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

Transamerica may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may assume that no surrender charge is applicable, and may also make other assumptions such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders.

All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

The non-standard average annual total return figures shown in Table 2 are based on the assumption that the contract is not surrendered, and therefore the surrender charge is not imposed. Also, Table 2 does not reflect the charge for any optional rider.

TABLE 2

NON-STANDARD AVERAGE ANNUAL TOTAL RETURNS

30 Year Certain Only Annuity

Subaccount	One Year Ended 12/31/03	Five Year Ended 12/31/03	Inception of the Subaccount to 12/31/03	Subaccount Inception Date
Bond Portfolio	2.49%	N/A	6.58%	November 8, 1999
Government Bond Portfolio	1.17%	N/A	6.31%	November 8, 1999
Balanced Portfolio	15.64%	N/A	(0.41%)	November 8, 1999
Large Cap Growth Portfolio	25.84%	N/A	(12.06%)	November 8, 1999
Equity Index Portfolio	26.28%	N/A	(5.37%)	November 8, 1999
Diversified Equity Portfolio	24.26%	N/A	(5.02%)	November 8, 1999
Mid Cap Growth Portfolio	25.46%	N/A	0.60%	November 8, 1999
Diversified Mid Cap Portfolio	28.70%	N/A	5.51%	November 8, 1999
Mid Cap Value Portfolio	30.99%	N/A	10.40%	November 8, 1999

Adjusted Historical Performance Data

The following performance data is historic performance data for the underlying portfolios since their inception reduced by some or all of the fees and charges under the contract. Such adjusted historic performance includes data that precedes

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the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the contract had been in existence during that time, based on the performance of the applicable portfolio and the assumption that the applicable subaccount was in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the contracts. This data does not indicate future performance.

For instance, as shown in the tables below, Transamerica may disclose average annual total returns for the portfolios reduced by all fees and charges under the contract, as if the contract had been in existence since the inception of the portfolio. Such fees and charges include the mortality and expense risk fee, administrative charge and surrender charges. Table 3 assumes a complete surrender of the contract at the end of the period, and therefore the surrender charge is deducted. Table 4 assumes that the contract is not surrendered, and therefore the surrender charge is not deducted. Also, the tables below do not reflect the charge for any optional rider.

TABLE 3

Hypothetical (Adjusted Historical) Average Annual Total Returns (Periods Ended December 31, 2003)

30 Year Certain Only Annuity (The contract is surrendered)

Portfolio	1 Year	5 Year	10 Year or Inception(2)	Corresponding Portfolio Inception Date
Bond Portfolio(1)	2.49%	5.15%	6.04%	May 1, 1997
Government Bond Portfolio	1.17%	4.94%	5.64%	August 1, 1994
Balanced Portfolio	15.64%	0.51%	6.97%	August 1, 1994
Large Cap Growth Portfolio	25.84%	(7.51%)	6.01%	August 1, 1994
Equity Index Portfolio	26.28%	(2.28%)	(0.43%)	May 1, 1998
Diversified Equity Portfolio(1)	24.26%	(3.50%)	5.48%	March 30, 1995
Mid Cap Growth Portfolio	25.46%	2.38%	10.95%	August 1, 1994
Diversified Mid Cap Portfolio(1)	28.70%	4.88%	9.48%	March 30, 1995
Mid Cap Value Portfolio(1)	30.99%	7.30%	6.04%	May 1, 1997

(1)	The Average Annual Total Returns and Corresponding Portfolio Inception Dates reflect that the One Group Investment Trust Bond Portfolio, the One Group Investment Trust Diversified Equity Portfolio, the One Group Investment Trust Diversified Mid Cap Portfolio, and the One Group Investment Trust Mid Cap Value Portfolio, respectively, are the accounting successors to the Pegasus Variable Bond Fund, Pegasus Variable Growth and Value Fund, the Pegasus Variable Mid-Cap Opportunity Fund, and the Pegasus Variable Intrinsic Value Fund, respectively.

(2)	If the corresponding inception date is less than ten years, the performance is for the time period since the corresponding inception date.

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TABLE 4

Hypothetical (Adjusted Historical) Average Annual Total Returns (Periods Ended December 31, 2003)

30 Year Certain Only Annuity (The contract cannot be surrendered or is not surrendered)

Portfolio	1 Year	5 Year	10 Year or Inception(2)	Corresponding Portfolio Inception Date
Bond Portfolio(1)	(4.68%)	4.27%	5.70%	May 1, 1997
Government Bond Portfolio	(6.00%)	4.07%	5.67%	August 1, 1994
Balanced Portfolio	8.35%	(0.45%)	7.89%	August 1, 1994
Large Cap Growth Portfolio	18.14%	(8.60%)	8.59%	August 1, 1994
Equity Index Portfolio	18.88%	(3.25%)	(0.98%)	May 1, 1998
Diversified Equity Portfolio(1)	16.87%	(4.67%)	7.14%	March 30, 1995
Mid Cap Growth Portfolio	18.14%	1.83%	12.28%	August 1, 1994
Diversified Mid Cap Portfolio(1)	21.34%	4.14%	10.38%	March 30, 1995
Mid Cap Value Portfolio(1)	23.47%	6.25%	6.48%	May 1, 1997

(1)	The Average Annual Total Returns and Corresponding Portfolio Inception Dates reflect that the One Group Investment Trust Bond Portfolio, the One Group Investment Trust Diversified Equity Portfolio, the One Group Investment Trust Diversified Mid Cap Portfolio, and the One Group Investment Trust Mid Cap Value Portfolio, respectively, are the accounting successors to the Pegasus Variable Bond Fund, Pegasus Variable Growth and Value Fund, the Pegasus Variable Mid-Cap Opportunity Fund, and the Pegasus Variable Intrinsic Value Fund, respectively.

(2)	If the corresponding inception date is less than ten years, the performance is for the time period since the corresponding inception date.

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APPENDIX C

ADDITIONAL FUND INFORMATION

Banc One Investment Advisors Corporation is the investment advisor for the underlying portfolios of One Group Investment Trust and is a registered investment advisor under the Investment Advisors Act of 1940. Banc One Investment Advisors is an indirect wholly-owned subsidiary of Bank One Corporation. It makes the day-to-day investment decisions for the portfolios and continuously reviews, supervises and administers each portfolio’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Investment Trust. Banc One Investment Advisors has served as investment advisor to the One Group Investment Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable, and retirement accounts. Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each portfolio.

There is no assurance that any of the portfolios will achieve its investment objective.

The One Group Investment Trust prospectus should be read carefully before any decision is made concerning the allocation of the premium to a particular subaccount.

An investment in the separate account, or in any portfolio, is not insured or guaranteed by the U.S. government or any government agency.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other mutual funds that may be managed by Banc One Investment Advisors. The investment results of the portfolios, however, may differ from the results of such other mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment advisor or manager.

Addition, Deletion, or Substitution of Investments. We cannot and do not guarantee that any of the subaccounts will always be available to receive premium allocations or transfers. We retain the right, subject to any applicable law, to make certain changes in the separate account and its investments. We reserve the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of One Group Investment Trust or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or, if in our judgment, are not reasonably available to meet the requirements, of the separate account. To the extent required by the 1940 Act, substitutions of shares attributable to an owner’s interest in a subaccount will not be made without prior notice to the owner and the prior approval of the SEC. Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity contracts or from effecting an exchange between series or classes of variable annuity contracts on the basis of requests made by owners.

New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in a mutual fund or other investment vehicle. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, we will notify owners and request a reallocation of the amounts invested in the eliminated subaccount.

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In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the contracts, the separate account may be:

•	operated as a management company under the 1940 Act or any other form permitted by law,

•	deregistered under the 1940 Act in the event such registration is no longer required, or

•	combined with one or more other separate accounts.

To the extent permitted by applicable law, we also may

•	transfer the assets of the separate account associated with the contracts to another account or accounts,

•	restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account,

•	create new separate accounts,

•	add new subaccounts to or remove existing subaccounts from the separate account or combine subaccounts, or

•	add new underlying funds, or substitute a new fund for an existing fund.

Resolving Material Conflicts. The One Group Investment Trust portfolios are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the separate account and other separate accounts we establish. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the separate account and one or more of the other separate accounts investing in the One Group Investment Trust. A conflict may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions we receive and instructions received by other companies, or some other reason. In the event of a conflict, it is possible that the separate account might be required to surrender its investment in the underlying portfolios. In the event of any conflict, we will take any steps necessary to protect owners, annuitants, secondary annuitants and beneficiaries.

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APPENDIX D

ILLUSTRATIONS OF ANNUITY PAYMENT VALUES

The following have been prepared to show how different variables affect your variable annuity payments over time. The tables incorporate hypothetical rates of return and Transamerica does not guarantee that you will earn these returns for any one year or any sustained period of time. They are for illustrative purposes only and do not represent past or future investment returns.

Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are differ from those illustrated. Because it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose an optional payment guarantee rider. The table assumes the optional Initial Payment Guarantee was not selected.

Another factor that determines the amount of your variable annuity payment is the assumed investment return (AIR). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolio underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolio underlying the subaccounts, net of all charges, is less than the AIR.

The “Hypothetical Illustration” table below illustrates differences in monthly variable annuity payments assuming different investment returns. The table assumes a single premium of $49,012.22; the entire premium was allocated to variable annuity payments; the AIR is 3.5%; the payment option is Single Life Annuity; a 81 year old male, and separate account charges of 1.35% and average portfolio expenses of 0.82%. This results in the receipt of an initial annuity payment in the amount of $500. The table illustrates gross returns of 0.00%, 6.00%, and 10.00% (net returns after expenses are (2.17)%, 3.83%, and 7.83%, respectively).

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Monthly Payments Assuming Different Gross Portfolio Returns

Monthly Payment at the End of Contract Year	Gross Portfolio Returns*
	0.0%	6.0%	10.0%
Assumed First Monthly Payment	$500	$500	$500
1	$473	$502	$521
2	$447	$503	$543
3	$422	$505	$565
4	$399	$506	$589
5	$377	$508	$614
6	$357	$510	$639
7	$337	$511	$666
8	$319	$513	$694
9	$301	$515	$723
10	$285	$516	$753
11	$269	$518	$785
12	$254	$519	$818
13	$240	$521	$852
14	$227	$523	$887
15	$215	$524	$925
16	$203	$526	$963
17	$192	$528	$1,004
18	$181	$529	$1,046
19	$171	$531	$1,089
20	$162	$533	$1,135

*	The corresponding net returns are (2.17%), 3.83%, and 7.83%.

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The “Monthly Payment Amounts with Different AIRs” table below illustrates the differences in variable annuity payments between selecting the 3.5% and 5% AIR. The table assumes a single premium of $49,014.22; the entire premium was allocated to variable annuity payments; the payment option is a Single Life Annuity; 81 year old male; separate account charges of 1.35%; average portfolio expenses of 0.82%; variable payments (not stabilized payments); no optional Initial Payment Guarantee; and an annual return of the portfolios, after all expenses of 6%. Monthly variable annuity payments are shown with the 3.5% AIR and the 5% AIR.

Monthly Payments Assuming Different AIRs

(Net Portfolio Return = 6%, Gross Portfolio Return = 8.17%)

Monthly Payment at the End of Year	AIR
	3.5%	5%
Assumed First Monthly Payment	$500	$546
1	$512	$552
2	$524	$557
3	$537	$562
4	$550	$568
5	$563	$573
6	$577	$578
7	$591	$584
8	$605	$590
9	$620	$595
10	$635	$601
11	$650	$607
12	$666	$612
13	$682	$618
14	$698	$624
15	$715	$630
16	$733	$636
17	$750	$642
18	$768	$648
19	$787	$654
20	$806	$661

The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the contract may be higher or lower, will vary from year to year, and will depend on how you allocate among the portfolios. The separate account charge is assumed to be at an annual rate of 1.35% of the average daily net assets.

Upon request, we will furnish a customized illustration based on your individual circumstances and choice of annuity options.

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STATEMENT OF ADDITIONAL INFORMATION

THE ONE® INCOME ANNUITYSM

Issued through

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Offered by

TRANSAMERICA LIFE INSURANCE COMPANY

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for The One Income Annuity Contract offered by Transamerica Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2004 by calling 1-800-544-3152, or by writing to the Administrative and Service Office, Attention: Income Payout Services, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183. The prospectus sets forth information that a prospective investor should know before investing in a contract. Terms used in the current prospectus for the contract are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the contract and for the underlying portfolios.

Dated: May 1, 2004

2

GLOSSARY OF TERMS

Annuitant and Secondary Annuitant—The person upon whose life the annuity payments are based. For joint options, annuity payments are based upon the lives of both the annuitant and secondary annuitant. Either the annuitant or the secondary annuitant generally must be no older than 75 years of age on the contract issue date.

Annuity Payments—Payments made by us to the payee pursuant to the payment option chosen. Annuity payments may be either variable or a combination of fixed and variable.

Assumed Investment Return or AIR—The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Beneficiary(ies)—The person(s) who may receive death proceeds or guaranteed payments under this contract when there is no longer a living annuitant (or last annuitant for joint options).

Contract Issue Date—The date the contract becomes effective. This will be stated in the contract. Generally, the date the initial premium is allocated to the separate account.

Owner(s)—“You,” “your,” and “yours.” The person or entity named in the contract specifications section who may, while any annuitant is living, exercise all rights granted by the contract. The annuitant must be the owner, if the contract is a qualified contract. If there is a secondary annuitant, he or she may also be an owner (except for a qualified contract, where only one owner is permitted). The secondary annuitant is never required to be an owner.

Payee—The person or entity to whom annuity payments are paid.

Payment Date—The date an annuity payment is paid to the payee. The payment amount will be determined no more than seven business days before each payment date. We may require evidence that any annuitant(s) and/or payee is/are alive on the payment date.

Separate Account—Retirement Builder Variable Annuity Account.

Stabilized Payment—The variable annuity payment you receive. Stabilized payments are determined annually at your contract anniversary and are paid according to the annuity payment frequency you select. You can choose not to stabilize your variable annuity payments, in which case each payment fluctuates based on the performance of the selected subaccounts.

Subaccount—The investment options or divisions of the separate account. Each subaccount invests in a different portfolio of the funds. We may make additional subaccounts available in the future.

Successor Owner—The person named by the owner to whom ownership of the contract passes upon the owner’s death. If the owner is also the annuitant, the annuitant’s beneficiary(ies) is entitled to the death proceeds of the contract. If no person is named, the owner’s estate shall be deemed the successor owner.

Supportable Payment—The amount equal to the sum of the variable annuity unit values times the number of variable annuity units in each of the selected subaccounts. The variable annuity units will be adjusted to reflect the year-to-date difference between stabilized and non-stabilized payments.

Valuation Day—Each day the New York Stock Exchange is open for trading.

Variable Annuity Unit—Variable annuity payments are expressed in terms of variable annuity units, the value of which fluctuates in relation to the selected subaccounts. The determination of the variable annuity unit value is made at the end of each valuation day.

3

THE CONTRACT—GENERAL PROVISIONS

Transfers

You may transfer amounts within the various subaccounts. You may also transfer amounts from variable to fixed annuity payments at any time. If you do, then the payment option for the fixed annuity payments will be a continuation of the payment option currently applicable to variable annuity payments. Transfers from fixed to variable annuity payments are not permitted. We may charge a fee for excessive transfers (we currently do not charge for transfers) or decline to accept excessive transfers.

Excessive trading activity can disrupt portfolio management strategy and increase portfolio expenses, which are borne by everyone participating in the portfolio regardless of their transfer activity.

In some cases, contracts may be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from contract owner(s) to make transfers and exchanges among the subaccounts on the basis of perceived market trends. Because the large transfers of assets associated with market timing services may disrupt the management of the portfolios of the underlying funds, such transactions may hurt contract owners not utilizing the market timing service. Therefore, we may restrict or eliminate the right to make transfers among subaccounts if such rights are executed by a market timing firm or similar third party authorized to initiate transfers or exchange transactions on behalf of a contract owner(s).

In modifying such rights, we may, among other things, decline to accept:

•	transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one contract owner, or

•	transfer or exchange instructions of individual contract owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one contract owner at the same time.

We will impose such restrictions only if we believe (or One Group® Investment Trust believes) that doing so will prevent harm to other contract owners.

Delay of Transfers

When you transfer amounts among the subaccounts, we will redeem shares of the appropriate portfolios at their prices as of the end of the current valuation period. Generally any subaccount you transfer to is credited at the same time. However, we may wait to credit the amount to a new subaccount until a subaccount you transfer from becomes liquid. This will happen only if (1) the subaccount you transfer to invests in a portfolio that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, and (2) the subaccount you transfer from is investing in an equity portfolio in an illiquid position due to substantial redemptions or transfers that require it to sell portfolio securities in order to make funds available. The subaccount you transfer from will be liquid when it receives proceeds from sales of portfolio securities, the purchase of new contracts, or otherwise. During any period that we wait to credit a subaccount for this reason, the amount you transfer will be uninvested. After seven days the transfer will be made even if the subaccount you transfer from is not liquid.

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Entire Contract

The entire contract is made up of the contract, and any riders, endorsements, or application (including any application supplement or investment allocation form). No change in or waiver of any provision of the contract is valid unless the change or waiver is signed by the President or Secretary of Transamerica.

Assignment

The option to assign is only available for non-tax qualified annuities. Only you may make an assignment of this contract. You must notify us in writing to assign this contract. No change will apply to any action taken by us before the written notice was received. We are not responsible for the validity or the effect of an assignment.

Beneficiary

The beneficiary is named in the contract specifications section of the contract or in a subsequent endorsement. More than one beneficiary may be named. The rights of any beneficiary will be subject to all the provisions of the contract. You may impose other limitations with our consent.

If any primary or contingent beneficiary dies before the annuitant, that beneficiary’s interest in this contract ends with that beneficiary’s death. Only those beneficiaries living at the time of the annuitant’s death will be eligible to receive their share of the death benefits. In the event no contingent beneficiaries have been named and all primary beneficiaries have died before the death benefits become payable, the owner(s) will become the beneficiary(ies) unless elected otherwise. If both primary and contingent beneficiaries have been named, payment will be made to the named primary beneficiaries living at the time the death proceeds become payable. If there is more than one beneficiary and you failed to specify their interest, they will share equally. Payment will be made to the named contingent beneficiary(ies) only if all primary beneficiaries have died before the death benefits become payable. If any primary beneficiary is alive at the time the death benefits become payable, but dies before receiving their payment, their share will be paid to their estate.

Change of Beneficiary

You may change the beneficiary while the annuitant is living, unless an irrevocable one has been named. Change is made by written notice received at our administrative and service office. The change takes effect on the date the written notice was signed, and the written notice must have been postmarked on or before the date of the annuitant’s death. No change will apply to any annuity payment made before the written notice was received. We may require return of the contract for endorsement before making a change.

Incontestability

The contract is incontestable from the contract issue date.

Misstatement of Sex or Age

If the age or sex of any annuitant has been misstated, the annuity payments will be those which the premium paid would have purchased for the correct age and sex. Any underpayment made by us will be paid with the next annuity payment. Any overpayment made by us will be deducted from future annuity payments. Any underpayment or overpayment will include interest at 5% per year, from the date of the incorrect payment to the date of the adjustment.

5

Modification of Contract

No change in the contract is valid unless made in writing.

Nonparticipating

Your contract is nonparticipating. This means we do not pay dividends on it. Your contract will not share in our profits or surplus earnings.

Owner

You, the owner, are named in the contract specifications section. You may, while any annuitant is living, exercise all rights granted by the contract. These rights are subject to the rights of any assignee or living irrevocable beneficiary. “Irrevocable” means that you have given up your right to change the beneficiary named.

Unless we have been notified of a community or marital property interest in the contract, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.

Proof of Death

Any beneficiary claiming an interest in the contract must provide us in writing (at our administrative and service office) with due proof of death of the payee/annuitant and/or secondary annuitant (if any) and such other information as we require. We will not be responsible for annuity payments made before we receive due proof of death at the administrative and service office.

Proof of Survival

If annuity payments under the contract depend on a person being alive on a given date, proof of survival may be required by us prior to making annuity payments .

Death Before First Payment Date

If any owner, who is an annuitant, dies before the first payment date, the amount of the death proceeds is the premium plus or minus the investment performance of the subaccounts. If any owner, who is not an annuitant, dies before the first payment date, the successor owner may direct the owner’s interest in the contract to be distributed as follows:

•	one cash lump sum to be distributed within five years of the deceased owner’s death; or

•	annuitize the value of the annuity payments over the lifetime of the successor owner with payments to begin within one year of the owner’s death; or

•	annuitize the value of the annuity payments over a period that does not exceed the life expectancy of the successor owner, as defined by the Internal Revenue Code of 1986, as amended (Code), with payments to begin within one year of the owner’s death.

If the deceased owner was also an annuitant, the annuitant’s beneficiary is entitled to the benefit described above. If no person is named as the successor owner, the owner’s estate shall be deemed the successor owner.

Non-natural successor owners may only choose a lump sum distribution. For qualified contracts, any option chosen must meet the requirements of the Code.

6

Protection of Proceeds

Unless you so direct by filing written notice with us (at our administrative and service office), no beneficiary may assign payments under the contract before the same are due. To the extent permitted by law, no payments under the contract will be subject to the claims of creditors of any beneficiary.

1035 Exchanges

If your purchase is a section 1035 exchange, you may exchange two or more annuities for this one. In these instances, we will start your contract on the date we receive the first premium installment. Each premium installment will be invested in the investment options you select when it is received. When we receive the final premium installment, we will purchase annuity units with the entire premium (the final premium installment plus the current value of the previous premium installments).

If you exchange one or more deferred annuities for this one, please contact a tax advisor.

Employee and Agent Purchases

The contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the contract or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their immediate family. In such a case, Transamerica may credit an amount equal to a percentage of each premium payment to the contract due to lower acquisition costs Transamerica experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request (at our administrative and service office), times (b) the number of payments remaining, discounted using a rate equal to the AIR.

Stabilized Payments

The stabilized payments remain constant throughout each year and are adjusted on your contract anniversary. Had you not selected stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your contract anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable

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annuity units, your participation in the future investment performance will be increased since more variable annuity units are credited to your contract. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased since fewer variable annuity units are credited to your account.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

Hypothetical Changes in Annuity Units with Stabilized Payments*

AIR			5.0%
Life & 10 Year Certain
Male aged 65
First Variable Payment			$500
		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

Surrender Value. When you have elected stabilized payments, the amount of the surrender value, if any, is calculated using the current supportable payment instead of the stabilized payment. Partial surrenders will reduce the next stabilized payment, and the guaranteed payment, pro rata. For example, if you surrender 50% of the value of your variable annuity payments, the stabilized payment will be reduced by 50%.

Death Benefit. When you have elected stabilized payments, the amount of the death benefit, if any, is calculated using the current supportable payment instead of the stabilized payment.

Transfers. Transfers from variable to fixed annuity payments will reduce the next stabilized payment pro rata. For example, if you transfer 25% of the value of your variable annuity payments to fixed annuity payments, the stabilized payment will be reduced by 25%. The reduction will be reflected in your next payment. Transfers from fixed to variable annuity payments are not allowed.

Effect Of Payment Options With Reduced Payments To The Survivor On Stabilized Payments. If you have selected a Joint and Survivor payment option with reduced payments to the surviving annuitant, the next stabilized payment will be reduced pro rata at the death of the first annuitant. For example, if you selected the Joint and 75% Survivor Life Annuity

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payment option, upon the death of either annuitant the next stabilized payment will be reduced to 75% of their pre-death values.

Certain Only Payment Option. Please note that if you have chosen a Certain Only payment option with stabilized payments, your final payment will be the supportable payment (or the guaranteed payment if you selected one of the payment guarantees and the supportable payment is less than the guaranteed payment). This is done to ensure you receive the full investment performance, both positive and negative, of the subaccounts you selected.

Initial Payment Guarantee Rider

Transamerica bears the risk that it must continue to make the guaranteed minimum or stabilized payments, even if the supportable payments would be lower because some variable annuity units have been used to maintain the stabilized payments. In addition, Transamerica bears the risk that it will need to continue to make payments even if all variable annuity units have been used in an attempt to maintain the stabilized payments at the guaranteed payment level (that is, the number of units has gone down to zero). If all the variable annuity units have been used, all future payments will equal the guaranteed minimum payment and the amount of your future variable annuity payment will not increase or decrease and will not depend upon the performance of any variable investment option. To compensate Transamerica for this and other risks, a rider fee will be deducted.

Adjustments to Guaranteed Payment Under Initial Payment Guarantee Rider

Partial Surrenders. Partial surrenders will reduce the guaranteed payment pro rata. For example, if you surrender 50% of the value of your variable annuity payments, the guaranteed payment will be reduced by 50%.

Transfers. Transfers from variable to fixed annuity payments will reduce the guaranteed payment pro rata. For example, if you transfer 25% of the value of your variable annuity payments to fixed annuity payments, the guaranteed payment will be reduced by 25%. Transfers from fixed to variable annuity payments are not allowed.

Reduced Payments with some Payment Options. If you have selected a Joint and Survivor payment option with reduced payments to the surviving annuitant, the guaranteed payment will be reduced pro rata at the death of the first annuitant. For example, if you selected the Joint and 75% Survivor Life Annuity payment option, upon the death of either annuitant the guaranteed payment will be reduced to 75% of its pre-death value.

Asset Allocation Models

General. Rather than selecting individual portfolios (i.e., being “self-directed”) you can select one of four investment allocation models that are listed on the Investment Allocation Form (which is part of the application). The amount invested in each subaccount will vary depending on the model’s particular asset allocation percentages. The asset allocation percentages for each model are shown on the Investment Allocation Form. The four investment allocation models, listed in descending percentage of equity holdings, are:

•	Growth Model

•	Growth & Income Model

•	Balanced Model

•	Conservative Growth Model

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The models are general asset mixes. They were developed by Banc One Investment Advisors Corporation and may or may not be appropriate for you. Banc One Investment Advisors Corporation serves as an investment advisor to the One Group Investment Trust Portfolios for which it receives a fee. Banc One Investment Advisors is not providing investment advice or any other service to you. There is no guarantee that the models will achieve any desired results or objectives.

The models should not be considered personal investment advice or serve as the sole or primary basis for making investment decisions. You should consider factors such as your age, goals and risk tolerance in selecting a model. You are solely responsible for determining if a model is right for you.

Before selecting a model, please note:

•	only one model can be used at a time;

•	you cannot allocate premium to any other subaccount if you select a model;

•	each model’s allocation percentages may change (which terminates that model);

•	transfers you make between the various subaccounts will terminate your model; and

•	transfers from variable to fixed payments will be pro rata from the applicable subaccounts.

Rebalancing. Each model will be automatically rebalanced each year on the contract anniversary date. Rebalancing a model may involve transferring from subaccounts with higher returns into subaccounts with relatively lower returns in order to maintain the model’s asset allocation percentages. Transfers made as a result of automatic rebalancing are not counted against your 6 free transfers (in the event transfer fees are imposed in the future). Automatic rebalancing ends upon the termination of a model.

Termination. You can stop using (i.e., terminate) a model at any time by notifying us at our administrative and service office or by transferring amounts between the various subaccounts.

A model will also terminate if you are notified that it will be replaced with a “new” model with different asset allocation percentages. Unless you sign and return to us within 45 days after the date of the notice, a form rejecting the new asset allocation percentages, you will be deemed to have accepted the new model. If you reject the new model as previously described, you will:

•	keep your current asset allocation percentages;

•	be considered “Self-Directed”; and

•	not receive automatic rebalancing.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a contract, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Contract

The following discussion is based on the assumption that the contract qualifies as an annuity contract for federal income tax purposes.

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Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. §1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of contract proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the contract must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the contract, then the contract may be continued with the surviving spouse as the new owner. Under the contract, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

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Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the contract value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies, “taxable eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding do not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59½ (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our contract administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 ½ or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 ½. Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules.

We do not attempt to provide more than general information about use of the contract with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code ($3,000 for 2004, $3,500 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 ½; (v) an annuity payment option with a period

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certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the contract value; and (vii) the entire interest of the owner is non-forfeitable. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 ½ (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the policies comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($3,000 for 2004, $3,500 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 ½, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the contract value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the contract in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 ½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the contract is assigned or transferred to any individual as a means to provide benefit payments. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the contract value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the contract in connection with such plans should consult their tax adviser.

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Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of variable annuity units and to determine the amount of annuity payments as follows:

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with variable annuity unit values. Variable annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return. Conversely, variable annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $1.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the daily factor for the valuation period.

The daily factor for the valuation period is a discount factor that reflects the assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

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(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount;

(b)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge as shown in the specifications section of the contract (this may include the initial payment guarantee rider fee).

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable variable annuity unit values.

Illustrations of Calculations for Annuity Unit Value and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value in each Subaccount

Variable annuity unit value = V = A x B x C

Where:	A =	variable annuity unit value for the immediately preceding valuation period.

	B =	net investment factor for the valuation period for which the variable annuity unit value is being calculated.

	C =	a daily factor to neutralize the assumed investment return built into the annuity tables used.

	C =	(1/(1 + AIR)) (1/365) = 0.999905754 (3.5% AIR) OR 0.999866337 (5% AIR)

For example, if the AIR is 5% and:

A = $20 on the day prior to the first payment

B = 1.01

C = 1/(1.05) (1/365) = 0.999866337

Then, the variable annuity unit value is equal to V:

= A x B x C

= $20 x 1.01 x .999866337

= 20.1973

Formula and Illustration for Determining Amount of First Monthly Variable Annuity Payment

First monthly variable annuity payment = P = (D x E)/$1,000

Where:

D = the contract value as of the contract issue date.

E = the annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the contract.

For example if:

D = $100,000

E = 7.00

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Then, the first monthly variable annuity payment is equal to P = (D x E)/$1,000

= ($100,000 x 7.00)/$1,000

= $700

Formula and Illustration for Determining the Number of Annuity Units Represented by Each Monthly Variable Annuity Payment (assuming investment in only one Subaccount)

Number of variable annuity units = U = P/V

Where:

P = the dollar amount of the first monthly variable annuity payment.

V = the variable annuity unit value for the valuation date on which the first monthly payment is due.

For example if:

P = $700

V = 20.1973

Then, the variable annuity units is equal to U = P/V

                                      = $700/20.1973

                                      = 34.6581 units

Formula and Illustration for Determining a Future Monthly Variable Annuity Payment

(assuming investment in only one Subaccount)

Monthly variable annuity payment = P = U x V

Where:

U = the variable annuity units

V = the variable annuity unit value for the valuation date on which the future monthly payment is due.

For example if:

U = 34.6581

V = 20.6970 (the variable annuity unit value increased since issue)

Then, the amount of the monthly variable annuity payment

= U x V

= 34.6581 x 20.6970

= $717.32

If the variable annuity unit value had actually decreased to V = 19.6970, the resulting monthly variable annuity payment would
= U x V
= 34.6581 x 19.6970
= $682.66

Illustration 4 assumes that no transfers or surrenders are made between determining the number of variable annuity units and determining the future monthly variable annuity payment; therefore, the number of variable annuity units in Illustrations 3 and 4 are the same.

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STATE REGULATION OF TRANSAMERICA

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering our operation for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Division may determine the items are correct. Our books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

ADMINISTRATION

We perform administrative services for the contracts. These services include issuance of the contracts, maintenance of records concerning the contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation, although annuity payments may only be confirmed in quarterly or other periodic statements.

DISTRIBUTION OF THE CONTRACTS

The policies are offered to the public through brokers licensed under the federal securities laws and, as necessary, state insurance laws. The offering of the policies is continuous and we do not anticipate discontinuing the offering of the policies, however, we reserve the right to do so.

Our affiliate, AFSG Securities Corporation (“AFSG”), serves as principal underwriter for the policies. AFSG was incorporated in Pennsylvania, and its home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. AFSG, like us, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as broker-dealer with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 and, as necessary, with the securities commissions in the states in which it operates, and is a member of NASD, Inc. The policies are offered to the public through broker-dealers (“selling firms”) licensed under the federal securities laws and state insurance laws that have entered into selling agreement with AFSG. The policies are sold through registered representatives of the selling firms who are appointed as our insurance agents. Commissions are paid to the selling firms under their respective agreements with AFSG.

During 2003, 2002, and 2001 the amount paid to AFSG and/or the selling firms for their services regarding the policies was $1,491,672.03, $1,559,805.70, and $279,379.53 respectively. AFSG passes through commissions it receives to the selling firms for their respective sales, and does not retain any portion of those commissions in return for its services as principal underwriter of the policies. However, under the agreement between us and AFSG, we pay AFSG’s operating and other expenses.

17

We and/or AFSG may pay the selling firms additional amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for its sales representatives; and (4) other sales expenses incurred by a selling firm and its representatives. We and/or AFSG may make payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, Transamerica will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Transamerica determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

The person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the contract decrease. The person’s number of votes will be determined by dividing the reserve for the contract allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. Transamerica will solicit voting instructions by sending persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received and shares held by Transamerica in which you or other persons entitled to vote, have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

We make other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment options or charges.

CUSTODY OF ASSETS

The assets of each of the subaccounts of the separate account are held by us. The assets of each of the subaccounts of the separate account are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying funds held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.

18

HISTORICAL PERFORMANCE DATA

Subaccount Yields

We may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts of the separate account for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the subaccount less subaccount expenses for the period, by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a 6-month period, and (3) multiplying that result by 2. Expenses attributable to the subaccount include the separate account charge. The 30-day yield is calculated according to the following formula:

Yield = 2 x ((((NI-ES)/(U x UV)) + 1)6-1)

Where:
NI	=	net investment income of the subaccount for the 30-day period attributable to the subaccount’s.
ES	=	expenses of the subaccount for the 30-day period.
U	=	the average number of units outstanding.
UV	=	the unit value at the close (highest) of the last day in the 30-day period.

Because of the charges imposed by the separate account, the yield for a subaccount of the separate account will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular contract.

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of its investments and its operating expenses.

Total Returns

We may from time to time also advertise or disclose total returns for one or more of the subaccounts of the separate account for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which we calculate on each business day based on the performance of the subaccount’s underlying portfolio, and the deduction for the separate account charge. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)n = ERV

Where:
T	=	the average annual total return net of subaccount recurring charges.
ERV	=	the ending redeemable value of the hypothetical account at the end of the period.
P	=	a hypothetical initial payment of $1,000.
N	=	the number of years in the period.

19

Other Performance Data

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula. The charges reflected in the cumulative total returns include the actual total annual portfolio expenses of the applicable fund and the separate account charge of 1.35%.

CTR = (ERV / P)-1

Where:
CTR	=	the cumulative total return net of subaccount recurring charges for the period.
ERV	=	the ending redeemable value of the hypothetical investment at the end of the period.
P	=	a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

Hypothetical (Adjusted Historical) Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the separate account commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of contract charges that were in effect at the inception of the subaccounts.

LEGAL MATTERS

Legal advice relating to certain matters under the federal securities laws has been provided to us by Sutherland Asbill & Brennan LLP, of Washington D.C.

20

INDEPENDENT AUDITORS

The statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of certain subaccounts of Retirement Income Builder Variable Annuity Account, which are available for investment by The One® Income AnnuitySM contract owners as of December 31, 2003, and for the periods indicated thereon, included in this Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309.

OTHER INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus and this Statement of Additional Information concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The values of the interest of owners in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of the Retirement Builder Variable Annuity Account which are available for investment by The One® Income AnnuitySM contract owners are contained herein. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company), which are included in this Statement of Additional Information, should be considered only as bearing on Transamerica’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

21

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2003, 2002, and 2001

Transamerica Life Insurance Company

Financial Statements and Schedules– Statutory Basis

Years Ended December 31, 2003, 2002, and 2001

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company, an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Transamerica Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39. Also as described in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting policy for derivative instruments.

As discussed in Note 2 to the financial statements, in 2001 Transamerica Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

Des Moines, Iowa

February 13, 2004

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2003	2002
Admitted assets
Cash and invested assets:
Cash and short-term investments	$184,618	$614,687
Bonds	20,343,445	18,782,977
Preferred stocks:
Affiliated entities	944	991
Other	98,178	94,353
Common stocks:
Affiliated entities (cost: 2003 - $24,063; 2002 - $18,313)	881	250
Other (cost: 2003 - $125,365; 2002 - $104,470)	127,048	103,197
Mutual funds sponsored by affiliated entities (cost: 2002 - $4,689)	—	3,882
Mortgage loans on real estate	3,565,375	2,661,200
Real estate:
Home office properties	6,919	7,295
Properties held for production of income	23,303	26,406
Properties held for sale	16,792	12,852
Policy loans	59,842	59,664
Receivable for securities	187,855	—
Net short-term notes receivable from affiliates	—	183,000
Other invested assets	621,906	517,285

Total cash and invested assets	25,237,106	23,068,039
Premiums deferred and uncollected	16,754	14,620
Accrued investment income	321,801	315,741
Reinsurance receivable	1,752	1,883
Federal and foreign income tax recoverable	1,197	13,782
Net deferred income tax asset	69,252	111,460
Accrued capital contribution	—	200,000
Other admitted assets	26,719	15,460
Separate account assets	12,262,847	7,784,759

Total admitted assets	$37,937,428	$31,525,744

	December 31
	2003	2002
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$2,768,481	$2,438,160
Annuity	13,715,219	11,786,082
Accident and health	528,812	466,263
Policy and contract claim reserves:
Life	14,760	17,458
Accident and health	19,743	29,712
Liabilities for deposit-type contracts	6,916,354	7,060,714
Other policyholders’ funds	2,602	2,460
Remittances and items not allocated	114,205	351,031
Asset valuation reserve	158,796	60,506
Interest maintenance reserve	55,646	–
Other liabilities	353,334	288,602
Reinsurance in unauthorized companies	117	3,453
Funds held under coinsurance and other reinsurance treaties	71,495	62,575
Transfers from separate accounts due or accrued	(523,760)	(328,108)
Payable for securities	182,974	36,001
Payable to affiliates	18,778	878
Separate account liabilities	12,217,743	7,740,502

Total liabilities	36,615,299	30,016,289
Capital and surplus:
Common stock, $10 per share par value, 500,000 shares authorized, 223,500 issued and outstanding shares	2,235	2,235
Preferred stock, $10 per share par value, 42,500 shares authorized, issued and outstanding (total liquidation value - $58,000)	425	425
Surplus notes	575,000	575,000
Paid-in surplus	679,982	934,282
Unassigned surplus (deficit)	64,487	(2,487)

Total capital and surplus	1,322,129	1,509,455

Total liabilities and capital and surplus	$37,937,428	$31,525,744

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$535,218	$517,384	$554,684
Annuity	5,058,195	8,304,910	4,118,905
Accident and health	152,166	145,949	150,586
Net investment income	1,258,799	1,091,577	825,953
Amortization of interest maintenance reserve	10,335	1,447	3,503
Commissions and expense allowances on reinsurance ceded	18,209	29,704	(6,941)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	168,774	81,946	60,188
Modco reinsurance reserve adjustment	1,580,949	174,818	149,733
Other income	38,656	7,591	18,168

	8,821,301	10,355,326	5,874,779
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	136,816	142,567	127,370
Surrender benefits	1,214,905	963,589	1,194,122
Other benefits	525,489	477,982	356,649
Increase in aggregate reserves for policies and contracts:
Life	330,354	186,782	141,397
Annuity	1,932,682	4,298,123	2,730,317
Accident and health	62,549	82,029	78,869

	4,202,795	6,151,072	4,628,724
Insurance expenses:
Commissions	408,614	521,704	290,622
General insurance expenses	85,350	101,855	81,737
Taxes, licenses and fees	20,868	15,630	15,934
Net transfers to separate accounts	2,079,436	3,540,518	823,622
Reinsurance transaction initial consideration	1,587,431	—	—
Other expenses	110,040	23,294	14,980

	4,291,739	4,203,001	1,226,895

Total benefits and expenses	8,494,534	10,354,073	5,855,619
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	326,767	1,253	19,160
Dividends to policyholders	423	497	545

Gain from operations before federal income tax expense and net realized capital losses	326,344	756	18,615
Federal income tax expense	71,331	19,389	28,149

Gain (loss) from operations before net realized capital losses on investments	255,013	(18,633)	(9,534)
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(40,876)	(102,519)	(107,276)

Net income (loss)	$214,137	$(121,152)	$(116,810)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2001	$2,660	$—	$—	$254,282	$225,283	$482,225
Net loss	—	—	—	—	(116,810)	(116,810)
Change in net unrealized capital gains/losses	—	—	—	—	(10,700)	(10,700)
Change in non-admitted assets	—	—	—	—	(51,381)	(51,381)
Change in asset valuation reserve	—	—	—	—	47,320	47,320
Tax benefit on stock options exercised	—	—	—	—	897	897
Change in surplus in separate accounts	—	—	—	—	(3,378)	(3,378)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,110)	(1,110)
Change in net deferred income tax	—	—	—	—	64,840	64,840
Cumulative effect of changes in accounting principles	—	—	—	—	23,045	23,045
Dividends to stockholder	—	—	—	—	(3,000)	(3,000)
Exchange of common stock for preferred stock	(425)	425	—	—	—	—
Reinsurance transactions	—	—	—	—	37,290	37,290
Capital contribution	—	—	—	280,000	—	280,000

Balance at December 31, 2001	2,235	425	—	534,282	212,296	749,238
Net loss	—	—	—	—	(121,152)	(121,152)
Change in net unrealized capital gains/losses	—	—	—	—	(68,482)	(68,482)
Change in non-admitted assets	—	—	—	—	(40,354)	(40,354)
Change in asset valuation reserve	—	—	—	—	(1,634)	(1,634)
Change in surplus in separate accounts	—	—	—	—	(2,521)	(2,521)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	(1,848)	(1,848)
Change in net deferred income tax	—	—	—	—	109,575	109,575
Cumulative effect of changes in accounting principles	—	—	—	—	(65,363)	(65,363)
Change in reserve on account of change in valuation basis	—	—	—	—	(18,990)	(18,990)
Issuance of surplus notes	—	—	575,000	—	—	575,000
Reinsurance transactions	—	—	—	—	(4,120)	(4,120)
Capital contribution	—	—	—	400,000	—	400,000
Tax benefit on stock options exercised	—	—	—	—	106	106

Balance at December 31, 2002	$2,235	$425	$575,000	$934,282	$(2,487)	$1,509,455

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2002	$2,235	$425	$575,000	$934,282	$(2,487)	$1,509,455
Net income	—	—	—	—	214,137	214,137
Change in net unrealized capital gains/losses	—	—	—	—	15,821	15,821
Change in non-admitted assets	—	—	—	—	63,918	63,918
Change in asset valuation reserve	—	—	—	—	(98,290)	(98,290)
Change in surplus in separate accounts	—	—	—	—	(3,181)	(3,181)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	3,336	3,336
Change in net deferred income tax	—	—	—	—	(97,046)	(97,046)
Dividend to stockholder	—	—	—	—	(45,700)	(45,700)
Capital distribution	—	—	—	(254,300)	—	(254,300)
Change in reserve on account of change in valuation basis	—	—	—	—	3,572	3,572
Reinsurance transactions	—	—	—	—	10,407	10,407

Balance at December 31, 2003	$2,235	$425	$575,000	$679,982	$64,487	$1,322,129

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Operating activities
Premiums collected, net of reinsurance	$5,696,454	$8,933,379	$4,802,420
Net investment income	1,281,049	1,043,968	763,113
Miscellaneous income	246,396	324,313	281,900
Benefit and loss related payments	(2,434,163)	(1,720,961)	(1,625,885)
Net transfers to separate accounts	(2,279,325)	(3,717,876)	(857,228)
Commissions, expenses paid and aggregate write-ins for deductions	(613,193)	(661,703)	(399,600)
Dividends paid to policyholders	(431)	(566)	(566)
Federal and foreign income taxes received (paid)	(78,951)	(56,405)	(7,134)

Net cash provided by operating activities	1,817,836	4,144,149	2,957,020
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	23,291,785	20,458,498	7,553,214
Stocks	35,801	63,253	80,053
Mortgage loans	340,154	142,834	178,704
Real estate	9,555	3,696	587
Other invested assets	89,066	70,148	37,923
Miscellaneous proceeds	330,477	—	661

Total investment proceeds	24,096,838	20,738,429	7,851,142
Cost of investments acquired:
Bonds	(24,696,804)	(26,453,740)	(13,464,536)
Stocks	(63,612)	(118,500)	(134,774)
Mortgage loans	(1,284,561)	(739,171)	(659,618)
Real estate	1,760	(2,261)	1,592
Other invested assets	(171,048)	(199,836)	(241,521)
Miscellaneous applications	(262,515)	(176,501)	(38,461)

Total cost of investments acquired	(26,476,780)	(27,690,009)	(14,537,318)
Net increase in policy loans	(178)	(630)	(1,463)

Net cost of investments acquired	(26,476,958)	(27,690,639)	(14,538,781)

Net cash used in investing activities	(2,380,120)	(6,952,210)	(6,687,639)

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Financing and miscellaneous activities
Other cash provided:
Capital and surplus paid in	$200,000	$775,000	$280,000
Borrowed money	—	—	(6,200)
Deposits on deposit-type contract funds and other liabilities without life or disability contingencies	468,820	2,333,331	4,406,794
Other sources	390,658	317,218	354,709

Total cash provided	1,059,478	3,425,549	5,035,303
Other cash applied:
Dividends paid to stockholder	(45,700)	—	(3,000)
Capital distribution	(254,300)	—	—
Withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(627,263)	(74,026)	(944,380)
Other applications	—	(122,071)	(262,232)

Total other cash applied	(927,263)	(196,097)	(1,209,612)

Net cash provided by financing and miscellaneous activities	132,215	3,229,452	3,825,691

Net increase (decrease) in cash and short-term investments	(430,069)	421,391	95,072
Cash and short-term investments:
Beginning of year	614,687	193,296	98,224

End of year	$184,618	$614,687	$193,296

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

December 31, 2003

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is a wholly-owned subsidiary of Transamerica Holding Company, LLC (Transamerica Holding) which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus (deficit) rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus (deficit). Under GAAP, such assets are included in the balance sheet.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies are reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies and affiliated mutual funds are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Stocks of affiliated companies are carried at equity in the underlying

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2003 and 2002, the Company excluded investment income due and accrued of $39,437 and $34,280, respectively, with respect to such practices.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative Instruments

Effective January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (SSAP) No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had no impact on capital and surplus.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Each mortgage loan is hedged individually and the relevant terms of the asset and derivative must be the same. These caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. These derivatives meet hedge accounting rules and are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and amortized into earnings over the life of the future, investment asset.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.

These derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 10.0 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist (See note 8).

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. These revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid.

Stock Option and Stock Appreciation Rights Plans

Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares, but provide similar financial benefits.

Reclassifications

Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

2. Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Iowa insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus (deficit) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $23,045 as of January 1, 2001. This amount included the establishment of deferred income tax assets of $19,124 and the release of mortgage loan prepayment fees from the IMR of $11,151, offset by the release of mortgage loan origination fees of $3,110, bond writedowns of $3,490, and the establishment of a vacation accrual of $630.

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (“Guideline 39”). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was to increase reserves by $65,363, which was charged directly to unassigned surplus (deficit) as a change in accounting principle.

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accountings are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

2. Accounting Changes (continued)

management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

3. Capital Structure

During 2001, the Company exchanged 42,500 shares of its common stock with 42,500 shares of preferred stock. The par value of the preferred stock is $10 per share and the liquidation value is equal to $1,364.70 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. At December 31, 2003 and 2002, cumulative unpaid dividends relating to the preferred shares were $-0- and $5,942, respectively.

At December 31, 2002, the Company accrued $200,000 for a capital contribution receivable from its parent. This capital contribution was carried as an admitted asset based on approval from the Insurance Division, Department of Commerce, of the State of Iowa and receipt of the capital contribution prior to the filing of the annual statement, in accordance with SSAP No. 72.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

3. Capital Structure (continued)

During 2002, the Company received $575,000 from Transamerica Holding in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the suprlus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2003 and 2002 are as follows:

December 31, 2003
Date Issued	Interest Rate	Original Amount of Notes	Balance Out- standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$16,500	$4,125
December 30, 2002	6.0	300,000	300,000	13,550	13,550	4,500

Total		$575,000	$575,000	$30,050	$30,050	$8,625

December 31, 2002
Date Issued	Interest Rate	Original Amount of Notes	Balance Out- standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$—	$—	$4,125
December 30, 2002	6.0	300,000	300,000	—	—	50

Total		$575,000	$575,000	$—	$—	$4,175

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

4. Fair Values of Financial Instruments (continued)

Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds, are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Net short-term receivable from affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

4. Fair Values of Financial Instruments (continued)

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2003		2002
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$184,618	$184,618	$614,687	$614,687
Bonds	20,343,445	21,025,804	18,782,977	19,176,826
Preferred stocks, other than affiliates	98,178	99,879	94,353	92,279
Common stocks, other than affiliates	127,048	127,048	103,197	103,197
Mutual funds sponsored by affiliated entities	—	—	3,882	3,882
Mortgage loans on real estate	3,565,375	3,762,244	2,661,200	2,895,363
Policy loans	59,842	59,842	59,664	59,664
Net short-term notes receivable from affiliates	—	—	183,000	183,000
Interest rate caps	43	82	72	9
Swaps	(180,628)	170,896	(89,890)	(126,004)
Separate account assets	12,262,847	12,262,847	7,784,759	7,784,759

Liabilities
Investment contract liabilities	19,062,683	19,537,732	18,846,796	18,894,175
Separate account annuity liabilities	10,251,990	10,251,990	6,253,739	6,248,530

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$429,248	$2,757	$9,090	$—	$422,915
State, municipal, and other government	608,563	77,332	3,936	7,405	674,554
Public utilities	1,215,136	69,342	8,390	3,302	1,272,786
Industrial and miscellaneous	11,456,607	597,287	51,531	14,806	11,987,557
Mortgage and other asset-backed securities	6,633,891	112,227	31,380	46,746	6,667,992

	20,343,445	858,945	104,327	72,259	21,025,804
Preferred stocks	98,178	1,716	15	—	99,879
Affiliated preferred stocks	944	—	—	—	944

	$20,442,567	$860,661	$104,342	$72,259	$21,126,627

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2002
Bonds:
United States Government and agencies	$943,736	$11,094	$3,766	$951,064
State, municipal, and other government	472,741	42,834	18,952	496,623
Public utilities	1,005,793	56,296	50,462	1,011,627
Industrial and miscellaneous	8,534,474	472,777	114,699	8,892,552
Mortgage and other asset-backed securities	7,826,233	157,025	158,298	7,824,960

	18,782,977	740,026	346,177	19,176,826
Preferred stocks	94,353	249	2,323	92,279
Affiliated preferred stocks	991	—	—	991

	$18,878,321	$740,275	$348,500	$19,270,096

The Company held bonds and preferred stock at December 31, 2003 with a carrying value of $17,581 and amortized cost of $39,700 that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2003 is as follows:

	Losses 12 months or more	Losses less than 12 months	Total
December 31, 2003
Bonds:
United States Government and agencies	$—	$330,102	$330,102
State, municipal and other government	3,448	56,448	59,896
Public utilities	40,360	238,878	279,238
Industrial and miscellaneous	279,617	1,919,157	2,198,774
Mortgage and other asset-backed securities	695,195	1,976,333	2,671,528

	1,018,620	4,520,918	5,539,538
Preferred stocks	—	4,430	4,430

	$1,018,620	$4,525,348	$5,543,968

The carrying amounts and estimated fair values of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$193,304	$196,073
Due after one year through five years	4,364,089	4,568,590
Due after five years through ten years	6,506,015	6,823,902
Due after ten years	2,646,146	2,769,247

	13,709,554	14,357,812
Mortgage and other asset-backed securities	6,633,891	6,667,992

	$20,343,445	$21,025,804

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

The Company’s investment in Transamerica Capital III, a long-term bond issued by an affiliate, is valued at amortized cost with a carrying value of $3,083 and 4,234 at December 31, 2003 and 2002, respectively.

A detail of net investment income is presented below:

	Year Ended December 31
	2003	2002	2001
Interest on bonds and preferred stock	$1,105,904	$956,905	$684,756
Dividends on equity investments	3,872	2,065	1,362
Interest on mortgage loans	202,838	161,211	147,811
Rental income on real estate	7,828	8,253	8,289
Interest on policy loans	4,225	3,945	4,269
Derivatives	(22,920)	(14,101)	(34,729)
Other	21,932	26,331	50,787

Gross investment income	1,323,139	1,144,609	862,545
Less investment expenses	64,340	53,032	36,592

Net investment income	$1,258,799	$1,091,577	$825,953

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2003	2002	2001
Proceeds	$23,291,971	$20,462,679	$7,556,980

Gross realized gains	$309,579	$152,259	$82,314
Gross realized losses	(169,860)	(250,673)	(123,094)

Net realized gains (losses)	$139,719	$(98,414)	$(40,780)

Gross realized losses for the years ended December 31, 2003, 2002 and 2001 include $64,587, $103,424 and $86,275, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2003, investments with an aggregate carrying value of $53,164 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains/losses on investments are summarized below:

	Realized
	Year Ended December 31
	2003	2002	2001
Bonds and preferred stocks	$139,719	$(98,414)	$(40,780)
Equity securities	(1,549)	3,695	6,266
Mortgage loans on real estate	(78)	374	—
Real estate	1,248	(3,193)	399
Short-term investments	—	—	661
Derivatives	(74,660)	(49,788)	(34,729)
Other invested assets	2,114	2,535	(6,059)

	66,794	(144,791)	(74,242)
Tax effect	(20,204)	8,725	(8,658)
Transfer from (to) interest maintenance reserve	(87,466)	33,547	(24,376)

Net realized losses	$(40,876)	$(102,519)	$(107,276)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

	Change in Unrealized
	Year Ended December 31
	2003	2002	2001
Bonds	$80,148	$27,211	$15,112
Preferred stocks	(378)	(3,606)	3,437
Common stocks	2,956	(3,598)	(7,270)
Affiliated entities	(4,320)	(129)	(15,246)
Mortgage loans on real estate	(27,194)	452	(834)
Other invested assets	21,092	(28,463)	712
Real estate	—	298	—
Derivative instruments	(56,483)	(60,647)	(6,611)

Change in unrealized gains/losses	$15,821	$(68,482)	$(10,700)

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2003	2002
Unrealized gains	$2,933	$1,703
Unrealized losses	(1,250)	(2,976)

Net unrealized gains (losses)	$1,683	$(1,273)

During 2003, the Company issued mortgage loans with interest rates ranging from 2.54% to 8.04%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 84%. Mortgage loans with a carrying value of $6,706 were non-income producing for the previous 180 days. Accrued interest of $562 related to these mortgage loans was excluded from investment income at December 31, 2003. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2003 and 2002, the Company had bonds and stocks aggregating $32,804 and $66, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. The related realized losses during the years ended December 31, 2003 and 2002 were $35,314 and $-0-, respectively. The are no commitments to lend additional funds to debtors owing receivables.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the AVR of $42,314 and $18,989, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2003	2002		2003	2002
South Atlantic	25%	27%	Office	38%	42%
Pacific	23	24	Industrial	22	19
Mountain	14	11	Apartment	18	18
E. North Central	13	14	Retail	16	16
Middle Atlantic	11	10	Other	6	5
W. North Central	6	6
W. South Central	4	4
New England	2	3
E. South Central	2	1

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2003 and 2002, the Company had replicated assets with a fair value of $196,173 and $221,709, respectively, and credit default swaps with a fair value of $(841) and $(4,161), respectively. During the year ended December 31, 2003, 2002, and 2001, the Company recognized capital losses in the amount of $-0-, $-0-, and $20,125, respectively, related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. As of the reporting date, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $411,469.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

At December 31, 2003 and 2002, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2003	2002
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$4,295,140	$3,907,327
Receive floating – pay fixed	4,884,879	3,770,710
Receive floating (uncapped) – pay floating (capped)	2,901,587	3,262,219
Receive floating (LIBOR) – pay floating (S&P)	—	45,000
Interest rate cap agreements	32,446	33,904

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in equity. For the year ended December 31, 2003, none of the Company’s cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2003, the Company has recorded $(713) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2003	2002	2001
Direct premiums	$5,780,989	$9,070,709	$4,855,609
Reinsurance assumed – non affiliates	28,199	30,473	16,193
Reinsurance assumed - affiliates	145,114	218,537	245,001
Reinsurance ceded – non affiliates	(164,902)	(323,974)	(270,278)
Reinsurance ceded – affiliates	(43,821)	(27,502)	(22,350)

Net premiums earned	$5,745,579	$8,968,243	$4,824,175

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $172,208, $122,531, and $135,889 during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $4,051 and $4,238, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $1,387,937 and $1,468,069, respectively.

At December 31, 2003, amounts recoverable from unauthorized reinsurers of $2,153 (2002—$4,315) and reserve credits for reinsurance ceded of $34,928 (2002 – $46,901) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $42,436 at December 31, 2003, that can be drawn on for amounts that remain unpaid for more than 120 days.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $13,402 and the reserve credit taken of $64,235 was credited directly to unassigned surplus on a net of tax basis. During 2003 and 2002, $3,304 of the initial gain was amortized into earnings, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $40,000.

Additionally, in 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $4,249 was credited directly to unassigned surplus. During 2003 and 2002, $474 and $816, respectively, of the initial gain was amortized into earnings, with a corresponding charge to unassigned surplus.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

During 2003, the Company entered into another reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $275 into earnings with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $9,400.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company’s statement of operations for 2003. Subsequent to the initial gain, the Company has amortized $9,473 into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates (“MEGA”) related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes

The main components of net deferred income taxes:

	December 31
	2003	2002
Deferred income tax assets:
Guaranty funds	$5,477	$5,445
Non-admitted assets	21,553	6,401
Loss carryforwards	—	23,244
Deferred acquisition costs	152,323	136,324
Reserves	45,131	69,185
Unrealized capital losses	40,432	78,471
Other	14,218	7,196

Total deferred income tax assets	279,134	326,266
Deferred income tax assets – nonadmitted	126,651	181,489
Deferred income tax liabilities:
Partnerships	—	721
Real estate	—	1,217
Unrealized capital gains	77,261	29,544
Other	5,970	1,835

Total deferred income tax liabilities	$83,231	$33,317

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2003	2002	2001
Change in net deferred income tax asset	$(97,046)	$109,574	$64,840

Change in deferred income tax assets - nonadmitted	(54,838)	32,076	50,003

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year ended December 31
	2003	2002	2001
Income tax computed at federal statutory rate (35%)	$114,221	$265	$6,515
Deferred acquisition costs – tax basis	15,700	30,953	22,560
Depreciation	(112)	(148)	104
Dividends received deduction	(2,597)	(2,413)	(2,228)
IMR amortization	(8,134)	(506)	(1,226)
Investment income items	(5,054)	(4,934)	(4,937)
Low income housing credits	(6,035)	(6,051)	(5,725)
Prior year under (over) accrual	(41,277)	740	(918)
Reinsurance transactions	3,643	(1,442)	13,051
Tax reserve adjustment	(3,546)	4,675	2,705
Other	4,522	(1,750)	(1,752)

Federal income tax expense	$71,331	$19,389	$28,149

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes (continued)

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

Income taxes incurred during 2003, 2002 and 2001 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $218,994, $1,319 and $-0-, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements for income deferred in the PSA ($20,387 at December 31, 2003). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $7,135.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

	December 31
	2003		2002
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$2,234,306	7%	$1,684,200	6%
Subject to discretionary withdrawal at book value less surrender charge	7,572,375	23	7,425,333	28
Subject to discretionary withdrawal at market value	9,772,559	30	5,926,569	22
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	5,876,296	18	4,281,342	16
Not subject to discretionary withdrawal provision	6,913,877	22	7,278,306	28

	32,369,413	100%	26,595,750	100%

Less reinsurance ceded	1,295,797		1,378,208

Total policy reserves on annuities and deposit-type liabilities	$31,073,616		$25,217,542

Included in the liability for deposit-type contracts at December 31, 2003 and 2002 are approximately $4,381,000 and $5,141,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2003, the contractual maturities were 2004 - $150,000; 2005 - $781,000; 2006 - $1,139,000; 2007 - $1,373,000; 2008 - $100,000 and thereafter - $838,000.

The Company’s liability for deposit-type contracts includes GIC’s and Funding Agreements assumed from Monumental Life Insurance Company, an affiliate. The

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

liabilities assumed are $5,426,617 and $5,986,691 at December 31, 2003 and 2002, respectively.

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2003, 2002, and 2001 is as follows:

	Guaranteed Separate Account	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2003	$—	$1,895,800	$1,895,800

Reserves for separate accounts with assets at:
Fair value	$—	$11,232,371	$11,232,371
Amortized cost	388,149	—	388,149

Total at December 31, 2003	$388,149	$11,232,371	$11,620,520

Premiums, deposits, and other considerations for the year ended December 31, 2002	$175,000	$2,958,899	$3,133,899

Reserves for separate accounts with assets at:
Fair value	$—	$6,953,417	$6,953,417
Amortized cost	369,996	—	369,996

Total at December 31, 2002	$369,996	$6,953,417	$7,323,413

Premiums, deposits, and other considerations for the year ended December 31, 2001	$59,498	$1,221,739	$1,281,237

Reserves for separate accounts with assets at:
Fair value	$—	$4,574,436	$4,574,436
Amortized cost	175,950	—	175,950

Total at December 31, 2001	$175,950	$4,574,436	$4,750,386

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2003	2002	2001
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,897,576	$3,133,334	$1,281,237
Transfers from separate accounts	177,729	402,618	(456,777)

Net transfers to separate accounts	2,075,305	3,535,952	824,460
Miscellaneous reconciling adjustments	4,131	4,566	(838)

Transfers as reported in the summary of operations of the life, accident and health annual statement	$2,079,436	$3,540,518	$823,622

At December 31, 2003 and 2002, the Company had separate account annuities with guaranteed living benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2003
Guaranteed minimum income benefit	$7,812,085	$70,780	$569
Guaranteed premium accumulation fund	43,229	5,301	—
Guaranteed minimum withdrawal benefit	16,915	15	(19)

2002
Guaranteed minimum income benefit	$4,684,220	$79,728	$—
Guaranteed premium accumulation fund	21,052	2,892	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2003
Life and annuity:
Ordinary direct first year business	$6,443	$5,060	$1,383
Ordinary direct renewal business	20,609	5,827	14,782
Group life direct business	136	88	48

Total life and annuity	27,188	10,975	16,213
Accident and health:
Direct	541	—	541

Total accident and health	541	—	541

	$27,729	$10,975	$16,754

December 31, 2002
Life and annuity:
Ordinary direct first year business	$3,909	$2,741	$1,168
Ordinary direct renewal business	18,510	5,270	13,240
Group life direct business	216	105	111

Total life and annuity	22,635	8,116	14,519
Accident and health:
Direct	101	—	101

Total accident and health	101	—	101

	$22,736	$8,116	$14,620

At December 31, 2003 and 2002, the Company had insurance in force aggregating $221,263 and $121,707, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $4,590 and $3,813 to cover these deficiencies at December 31, 2003 and 2002, respectively.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 Statement of Changes in Capital and Surplus.

During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to increase by $18,990 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

separate account reserves to increase by $914. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2002 Statement of Changes in Capital and Surplus.

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus (which aggregates $64,487 at December 31, 2003) at the time of such dividend, the maximum payment which may be made in 2004, without the prior approval of insurance regulatory authorities, is $255,013.

During 2003, the Company paid $300,000 to its Parent Company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300. The Company did not pay a common stock dividend to its Parent Company during 2002. The Company paid dividends to its parent of $3,000 in 2001.

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2003, the Company meets the RBC requirements.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on expense in accordance with Statement of Financial Accounting Standards No. 87 as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $1,658, $784, and $665 for the years ended December 31, 2003, 2002, and 2001, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $637, $353, and $314 for the years ended December 31, 2003, 2002, and 2001, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2003, 2002, and 2001 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

10. Retirement and Compensation Plans (continued)

meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $166, $95, and $94 for the years ended December 31, 2003, 2002, and 2001, respectively.

11. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2003, 2002 and 2001, the Company sold $7,726, $11,172 and $1,565, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $70,838, $57,691, and $33,505, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2003, 2002, and 2001, the Company paid net interest of $985, $737, and $1,046, respectively, to affiliates.

During 2003, the Company distributed a common stock dividend of $45,700, $254,300 of cash to its parent, and received a cash capital contribution of $200,000 that was accrued in 2002. During 2002 and 2001, the Company received a capital contribution of $200,000 and $280,000, respectively, in cash from its parent. The Company paid dividends to its parent of $3,000 in 2001. In addition, in 2002, the Company issued a surplus note of $575,000 in exchange for cash.

At December 31, 2003, the Company did not have any net short-term notes receivable from an affiliate outstanding. At December 31, 2002, the Company had net short-term notes receivable from an affiliate of $183,000. At December 31, 2001, the Company had net short-term notes receivable of $140,000. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

12. Related Party Transactions (continued)

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $226,770 and $218,024 at December 31, 2003 and 2002, respectively.

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to plan sponsors totaling $2,085,920 as of December 31, 2003. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of an affiliate, AEGON Assignment Corporation. This entity accepts assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2003, the Company has pledged invested assets with a carrying value and market value of $1,595,976 and $1,613,831, respectively, in conjunction with these transactions.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

13. Commitments and Contingencies (continued)

additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. The additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2003 and 2002, the value of securities loaned amounted to $1,032,994 and $1,319,849, respectively.

The Company has contingent commitments for $114,104 at December 31, 2003 for joint ventures, partnerships, and limited liability companies.

At December 31, 2003, the Company has mortgage loan commitments of $170,131.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $15,608 and $15,557 and an offsetting premium tax benefit of $7,217 and $7,236 at December 31, 2003 and 2002, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $56,732, $(2,425), and $(1,943) for the years ended December 31, 2003, 2002, and 2001, respectively.

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2003

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$438,813	$432,774	$438,813
States, municipalities and political subdivisions	964,988	961,936	964,988
Foreign governments	563,166	638,451	563,166
Public utilities	1,215,136	1,272,786	1,215,136
All other corporate bonds	17,158,259	17,716,518	17,158,259
Redeemable preferred stocks	98,178	99,878	98,178

Total fixed maturities	20,438,540	21,122,343	20,438,540
Equity securities
Common stocks:
Banks, trust and insurance	67,850	67,850	67,850
Industrial, miscellaneous and all other	57,515	59,198	59,198

Total equity securities	125,365	127,048	127,048
Mortgage loans on real estate	3,565,375		3,565,375
Real estate	47,014		47,014
Policy loans	59,842		59,842
Other long-term investments	621,906		621,906
Cash and short-term investments	184,618		184,618

Total investments	$25,042,660		$25,044,343

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2003
Individual life	$2,764,007	$—	$14,470	$531,405	$153,537	$446,312	$245,453
Individual health	392,590	11,500	14,366	106,784	20,709	126,864	28,452	$106,785
Group life and health	125,468	3,728	5,667	49,195	8,272	13,632	19,184	77,969
Annuity	13,715,219	—	—	5,058,195	1,076,281	3,615,987	3,998,650

	$16,997,284	$15,228	$34,503	$5,745,579	$1,258,799	$4,202,795	$4,291,739

Year ended December 31, 2002
Individual life	$2,436,834	$—	$17,216	$516,751	$150,633	$309,835	$359,370
Individual health	310,926	10,881	12,570	98,628	17,831	103,672	30,235	$98,530
Group life and health	139,299	6,481	17,384	47,955	9,497	58,103	19,544	73,575
Annuity	11,786,084	—	—	8,304,909	913,616	5,679,462	3,793,852

	$14,673,143	$17,362	$47,170	$8,968,243	$1,091,577	$6,151,072	$4,203,001

Year ended December 31, 2001
Individual life	$2,249,755	$—	$13,452	$553,951	$146,877	$211,100	$658,786
Individual health	241,856	10,971	11,019	97,541	21,406	90,991	40,757	$97,144
Group life and health	125,564	7,387	17,292	53,778	12,054	61,171	24,416	52,600
Annuity	7,402,612	—	—	4,118,905	645,616	4,265,462	502,936

	$10,019,787	$18,358	$41,763	$4,824,175	$825,953	$4,628,724	$1,226,895

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2003
Life insurance in force	$15,114,682	$2,847,424	$90,171	$12,357,429	1%

Premiums:
Individual life	$532,188	$4,891	$4,108	$531,405	1%
Individual health	106,785	929	928	106,784	1%
Group life and health	77,969	52,051	23,277	49,195	47%
Annuity	5,064,047	150,852	145,000	5,058,195	3%

	$5,780,989	$208,723	$173,313	$5,745,579	1%

Year ended December 31, 2002
Life insurance in force	$13,710,176	$2,010,948	$99,989	$11,799,217	1%

Premiums:
Individual life	$567,557	$54,771	$3,965	$516,751	1%
Individual health	98,530	1,054	1,152	98,628	1%
Group life and health	73,575	50,977	25,357	47,955	53%
Annuity	8,331,047	244,674	218,536	8,304,909	3%

	$9,070,709	$351,476	$249,010	$8,968,243	3%

Year ended December 31, 2001
Life insurance in force	$12,213,483	$1,679,015	$100,311	$10,634,779	1%

Premiums:
Individual life	$547,754	$(2,497)	$3,700	$553,951	1%
Individual health	98,925	2,167	783	97,541	1
Group life and health	127,085	85,018	11,711	53,778	22
Annuity	4,081,845	207,940	245,000	4,118,905	6

	$4,855,609.00	$292,628	$261,194	$4,824,175	5%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Year Ended December 31, 2003

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Financial Statements

Year Ended December 31, 2003

Report of Independent Auditors

The Board of Directors and Contract Owners

of The One Income Annuity,

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain subaccounts of Transamerica Life Insurance Company Retirement Builder Variable Annuity Account (comprised of the Bond, Government Bond, Balanced, Large Cap Growth, Equity Index, Diversified Equity, Mid Cap Growth, Diversified Mid Cap, and Mid Cap Value subaccounts), which are available for investment by contract owners of The One Income Annuity, as of December 31, 2003, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2003, by correspondence with the mutual fund’s transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Life Insurance Company Retirement Builder Variable Annuity Account which are available for investment by contract owners of The One Income Annuity at December 31, 2003, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa

January 30, 2004

1

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Statements of Assets and Liabilities

December 31, 2003

	Bond Subaccount	Government Bond Subaccount	Balanced Subaccount	Large Cap Growth Subaccount
Assets
Investment in securities:
Number of shares	453,766.279	447,876.571	58,362.381	276,899.598

Cost	$5,171,475	$5,140,667	$783,486	$3,008,906

Investments in mutual funds, at net asset value	$5,254,614	$5,226,720	$845,671	$3,464,014
Receivable for units sold	43,119	41,676	25,413	149,436

Total assets	5,297,733	5,268,396	871,084	3,613,450

Liabilities
Payable for units redeemed	43,097	41,643	25,435	149,487

	$5,254,636	$5,226,753	$845,649	$3,463,963

Net Assets:
Deferred annuity contracts terminable by owners	$5,254,636	$5,226,753	$845,649	$3,463,963

Total net assets	$5,254,636	$5,226,753	$845,649	$3,463,963

Equivalent accumulation units outstanding:
M&E - 1.15%	—	—	—	—

M&E - 1.35%	—	—	—	—

M&E - 1.90%	3,103,232	3,119,565	611,393	4,407,282

M&E - 2.10%	25,118	25,256	9,127	42,767

M&E - 2.50%	1,116,598	1,114,516	264,701	1,221,463

M&E - 2.70%	1,827	1,829	—	6,604

Equivalent accumulation unit value:
M&E - 1.15%	$1.313943	$1.299930	$0.991864	$0.592219

M&E - 1.35%	$1.302378	$1.288475	$0.983128	$0.586985

M&E - 1.90%	$1.274297	$1.260705	$0.961957	$0.574318

M&E - 2.10%	$1.263977	$1.250498	$0.954128	$0.569670

M&E - 2.50%	$1.134148	$1.130771	$0.939953	$0.739735

M&E - 2.70%	$1.128250	$1.124928	$0.935072	$0.735887

See accompanying notes.

2

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Statements of Assets and Liabilities

December 31, 2003

	Equity Index Subaccount	Diversified Equity Subaccount	Mid Cap Growth Subaccount	Diversified Mid Cap Subaccount
Assets
Investment in securities:
Number of shares	512,408.350	535,564.799	310,419.567	243,468.235

Cost	$4,252,837	$6,548,177	$4,132,834	$3,126,725

Investments in mutual funds, at net asset value	$4,980,609	$7,599,664	$4,870,483	$3,773,758
Receivable for units sold	151,014	259,630	141,376	88,807

Total assets	5,131,623	7,859,294	5,011,859	3,862,565

Liabilities
Payable for units redeemed	151,125	259,809	141,424	88,837

	$4,980,498	$7,599,485	$4,870,435	$3,773,728

Net Assets:
Deferred annuity contracts terminable by owners	$4,980,498	$7,599,485	$4,870,435	$3,773,728

Total net assets	$4,980,498	$7,599,485	$4,870,435	$3,773,728

Equivalent accumulation units outstanding:
M&E - 1.15%	—	—	—	—

M&E - 1.35%	—	—	—	—

M&E - 1.90%	4,676,846	7,085,841	3,535,786	2,260,549

M&E - 2.10%	45,934	65,906	35,480	25,363

M&E - 2.50%	1,534,783	2,344,080	1,407,210	995,084

M&E - 2.70%	6,970	11,915	7,354	6,591

Equivalent accumulation unit value:
M&E - 1.15%	$0.802475	$0.814837	$1.034196	$1.260023

M&E - 1.35%	$0.795396	$0.807659	$1.025093	$1.248899

M&E - 1.90%	$0.778260	$0.790234	$1.002952	$1.221952

M&E - 2.10%	$0.771929	$0.783831	$0.994815	$1.212071

M&E - 2.50%	$0.846613	$0.826999	$0.911200	$0.979098

M&E - 2.70%	$0.842195	$0.822693	$0.906459	$0.974028

See accompanying notes.

3

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Statements of Assets and Liabilities

December 31, 2003

Mid Cap Value Subaccount
Assets
Investment in securities:
Number of shares	375,460.463

Cost	$4,205,633

Investments in mutual funds, at net asset value	$5,173,845
Receivable for units sold	26,973

Total assets	5,200,818

Liabilities
Payable for units redeemed	27,017

$5,173,801

Net Assets:
Deferred annuity contracts terminable by owners	$5,173,801

Total net assets	$5,173,801

Equivalent accumulation units outstanding:
M&E - 1.15%	—

M&E - 1.35%	—

M&E - 1.90%	2,562,866

M&E - 2.10%	27,181

M&E - 2.50%	1,241,816

M&E - 2.70%	6,617

Equivalent accumulation unit value:
M&E - 1.15%	$1.520261

M&E - 1.35%	$1.506847

M&E - 1.90%	$1.474361

M&E - 2.10%	$1.462412

M&E - 2.50%	$1.085760

M&E - 2.70%	$1.080128

See accompanying notes.

4

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account – The One Income Annuity

Statements of Operations

Year Ended December 31, 2003

	Bond Subaccount	Government Bond Subaccount	Balanced Subaccount	Large Cap Growth Subaccount
Net investment income (loss)
Income:
Dividends	$207,730	$163,246	$14,191	$1,995
Expenses:
Administrative, mortality and expense risk charge	84,670	84,403	12,425	49,630

Net investment income (loss)	123,060	78,843	1,766	(47,635)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	621,773	629,973	78,879	321,421
Cost of investments sold	596,782	589,788	83,597	363,046

Net realized capital gains (losses) on investments	24,991	40,185	(4,718)	(41,625)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	156,053	183,566	(31,328)	(223,373)
End of period	83,139	86,053	62,185	455,108

Net change in unrealized appreciation/depreciation of investments	(72,914)	(97,513)	93,513	678,481

Net realized and unrealized capital gains (losses) on investments	(47,923)	(57,328)	88,795	636,856

Increase (decrease) in net assets from operations	$75,137	$21,515	$90,561	$589,221

See accompanying notes.

5

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account – The One Income Annuity

Statements of Operations

Year Ended December 31, 2003

	Equity Index Subaccount	Diversified Equity Subaccount	Mid Cap Growth Subaccount	Diversified Mid Cap Subaccount
Net investment income (loss)
Income:
Dividends	$30,518	$27,371	$—	$4,170
Expenses:
Administrative, mortality and expense risk charge	70,340	108,241	69,899	53,709

Net investment income (loss)	(39,822)	(80,870)	(69,899)	(49,539)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	442,967	681,990	471,676	413,586
Cost of investments sold	490,418	764,065	495,712	425,359

Net realized capital gains (losses) on investments	(47,451)	(82,075)	(24,036)	(11,773)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(250,787)	(393,664)	(203,808)	(152,359)
End of period	727,772	1,051,487	737,649	647,033

Net change in unrealized appreciation/depreciation of investments	978,559	1,445,151	941,457	799,392

Net realized and unrealized capital gains (losses) on investments	931,108	1,363,076	917,421	787,619

Increase (decrease) in net assets from operations	$891,286	$1,282,206	$847,522	$738,080

See accompanying notes.

6

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account – The One Income Annuity

Statements of Operations

Year Ended December 31, 2003

Mid Cap Value Subaccount
Net investment income (loss)
Income:
Dividends	$15,915
Expenses:
Administrative, mortality and expense risk charge	70,742

Net investment income (loss)	(54,827)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—
Proceeds from sales	470,787
Cost of investments sold	504,459

Net realized capital gains (losses) on investments	(33,672)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(227,301)
End of period	968,212

Net change in unrealized appreciation/depreciation of investments	1,195,513

Net realized and unrealized capital gains (losses) on investments	1,161,841

Increase (decrease) in net assets from operations	$1,107,014

See accompanying notes.

7

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account – The One Income Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002

	Bond Subaccount		Government Bond Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$123,060	$(38,834)	$78,843	$(39,120)
Net realized capital gains (losses) on investments	24,991	20,191	40,185	23,788
Net change in unrealized appreciation/depreciation of investments	(72,914)	177,772	(97,513)	207,517

Increase (decrease) in net assets from operations	75,137	159,129	21,515	192,185

Contract transactions
Net contract purchase payments	2,380,900	2,386,414	2,380,901	2,386,415
Transfer payments from (to) other subaccounts or general account	(32,096)	(62,437)	(24,851)	(67,513)
Contract terminations, withdrawals, and other deductions	(432,995)	(277,247)	(433,045)	(277,254)

Increase (decrease) in net assets from contract transactions	1,915,809	2,046,730	1,923,005	2,041,648

Net increase (decrease) in net assets	1,990,946	2,205,859	1,944,520	2,233,833

Net assets:
Beginning of the period	3,263,690	1,057,831	3,282,233	1,048,400

End of the period	$5,254,636	$3,263,690	$5,226,753	$3,282,233

See accompanying notes.

8

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account – The One Income Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002

	Balanced Subaccount		Large Cap Growth Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$1,766	$(5,966)	$(47,635)	$(17,243)
Net realized capital gains (losses) on investments	(4,718)	(5,692)	(41,625)	(27,356)
Net change in unrealized appreciation/depreciation of investments	93,513	(30,813)	678,481	(232,524)

Increase (decrease) in net assets from operations	90,561	(42,471)	589,221	(277,123)

Contract transactions
Net contract purchase payments	418,241	310,345	1,508,540	1,237,665
Transfer payments from (to) other subaccounts or general account	9,952	9,686	115,030	81,694
Contract terminations, withdrawals, and other deductions	(78,132)	(49,540)	(226,930)	(150,670)

Increase (decrease) in net assets from contract transactions	350,061	270,491	1,396,640	1,168,689

Net increase (decrease) in net assets	440,622	228,020	1,985,861	891,566

Net assets:
Beginning of the period	405,027	177,007	1,478,102	586,536

End of the period	$845,649	$405,027	$3,463,963	$1,478,102

See accompanying notes.

9

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account – The One Income Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002

	Equity Index Subaccount		Diversified Equity Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(39,822)	$(25,786)	$(80,870)	$(38,965)
Net realized capital gains (losses) on investments	(47,451)	(32,444)	(82,075)	(48,466)
Net change in unrealized appreciation/depreciation of investments	978,559	(260,821)	1,445,151	(421,710)

Increase (decrease) in net assets from operations	891,286	(319,051)	1,282,206	(509,141)

Contract transactions
Net contract purchase payments	2,133,662	1,772,080	3,225,479	2,762,618
Transfer payments from (to) other subaccounts or general account	128,087	81,685	237,531	126,505
Contract terminations, withdrawals, and other deductions	(328,357)	(222,199)	(491,049)	(332,066)

Increase (decrease) in net assets from contract transactions	1,933,392	1,631,566	2,971,961	2,557,057

Net increase (decrease) in net assets	2,824,678	1,312,515	4,254,167	2,047,916

Net assets:
Beginning of the period	2,155,820	843,305	3,345,318	1,297,402

End of the period	$4,980,498	$2,155,820	$7,599,485	$3,345,318

See accompanying notes.

10

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account – The One Income Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002

	Mid Cap Growth Subaccount		Diversified Mid Cap Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(69,899)	$(25,233)	$(49,539)	$(19,095)
Net realized capital gains (losses) on investments	(24,036)	(11,090)	(11,773)	(3,546)
Net change in unrealized appreciation/depreciation of investments	941,457	(244,646)	799,392	(170,035)

Increase (decrease) in net assets from operations	847,522	(280,969)	738,080	(192,676)

Contract transactions
Net contract purchase payments	2,132,143	1,708,864	1,577,852	1,282,734
Transfer payments from (to) other subaccounts or general account	111,868	23,465	93,446	(1,954)
Contract terminations, withdrawals, and other deductions	(315,887)	(225,138)	(239,978)	(165,312)

Increase (decrease) in net assets from contract transactions	1,928,124	1,507,191	1,431,320	1,115,468

Net increase (decrease) in net assets	2,775,646	1,226,222	2,169,400	922,792

Net assets:
Beginning of the period	2,094,789	868,567	1,604,328	681,536

End of the period	$4,870,435	$2,094,789	$3,773,728	$1,604,328

See accompanying notes.

11

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account – The One Income Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002

	Mid Cap Value Subaccount
	2003	2002
Operations
Net investment income (loss)	$(54,827)	$(26,522)
Net realized capital gains (losses) on investments	(33,672)	58,699
Net change in unrealized appreciation/depreciation of investments	1,195,513	(245,783)

Increase (decrease) in net assets from operations	1,107,014	(213,606)

Contract transactions
Net contract purchase payments	2,132,144	1,708,864
Transfer payments from (to) other subaccounts or general account	123,306	(35,735)
Contract terminations, withdrawals, and other deductions	(316,460)	(228,332)

Increase (decrease) in net assets from contract transactions	1,938,990	1,444,797

Net increase (decrease) in net assets	3,046,004	1,231,191

Net assets:
Beginning of the period	2,127,797	896,606

End of the period	$5,173,801	$2,127,797

See accompanying notes.

12

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Notes to Financial Statements

December 31, 2003

1. Organization and Summary of Significant Accounting Policies

Organization

The Transamerica Life Insurance Company Retirement Builder Variable Annuity Account (Mutual Fund Account) is a segregated investment account of Transamerica Life Insurance Company (Transamerica Life), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts, including nine in specified portfolios of the One Group Investment Trust (the Series Fund). Activity in these nine investment subaccounts is available to contract owners of The One Income Annuity. Activity in the remaining subaccounts (not included herein) is available to contract owners of the Retirement Income Builder Variable Annuity, Retirement Income Builder II Variable Annuity, Portfolio Select Variable Annuity, and Transamerica Life Immediate Income Builder, also issued by Transamerica Life. Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

One Group Investment Trust:

Bond Portfolio

Government Bond Portfolio

Balanced Portfolio

Large Cap Growth Portfolio

Equity Index Portfolio

Diversified Equity Portfolio

Mid Cap Growth Portfolio

Diversified Mid Cap Portfolio

Mid Cap Value Portfolio

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Fund, as selected by the contract owner. Investments are stated at the closing net asset values per share as of December 31, 2003.

Realized capital gains and losses from sales of shares in the Series Fund are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

13

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Notes to Financial Statements

December 31, 2003

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2003 were as follows:

	Purchases	Sales
One Group Investment Trust:
Bond Portfolio	$2,660,600	$621,773
Government Bond Portfolio	2,631,763	629,973
Balanced Portfolio	430,741	78,879
Large Cap Growth Portfolio	1,670,517	321,421
Equity Index Portfolio	2,336,713	442,967
Diversified Equity Portfolio	3,573,340	681,990
Mid Cap Growth Portfolio	2,329,987	471,676
Diversified Mid Cap Portfolio	1,795,410	413,586
Mid Cap Value Portfolio	2,355,018	470,787

14

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Notes to Financial Statements

December 31, 2003

3. Equivalent Accumulation Units Outstanding

For financial reporting purposes, “Equivalent Accumulation Unit Value” and “Equivalent Accumulation Units” are used. These Equivalent Accumulation Unit Values and Equivalent Accumulation Units are not used in the calculation of annuity payments, nor may they be used to establish any other contract values.

A summary of changes in equivalent accumulation units outstanding follows:

	Bond Subaccount	Government Bond Subaccount	Balanced Subaccount	Large Cap Growth Subaccount	Equity Index Subaccount
Units outstanding at January 1, 2002	918,901	927,032	183,608	884,028	1,029,708
Units purchased	2,051,516	2,055,429	353,949	2,328,080	2,608,554
Units redeemed and transferred	(313,017)	(319,192)	(51,404)	(134,290)	(215,677)

Units outstanding at December 31, 2002	2,657,400	2,663,269	486,153	3,077,818	3,422,585
Units purchased	2,005,954	2,009,079	479,785	2,937,311	3,255,055
Units redeemed and transferred	(416,579)	(411,182)	(80,717)	(337,014)	(413,107)

Units outstanding at December 31, 2003	4,246,775	4,261,166	885,221	5,678,116	6,264,533

	Diversified Equity Subaccount	Mid Cap Growth Subaccount	Diversified Mid Cap Subaccount	Mid Cap Value Subaccount
Units outstanding at January 1, 2002	1,513,038	851,615	584,655	691,058
Units purchased	3,972,926	2,040,226	1,343,620	1,542,395
Units redeemed and transferred	(301,893)	(237,353)	(166,779)	(227,072)

Units outstanding at December 31, 2002	5,184,071	2,654,488	1,761,496	2,006,381
Units purchased	4,894,300	2,686,073	1,772,104	2,095,335
Units redeemed and transferred	(570,630)	(354,731)	(246,013)	(263,236)

Units outstanding at December 31, 2003	9,507,742	4,985,830	3,287,587	3,838,480

15

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Notes to Financial Statements

December 31, 2003

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Bond
	12/31/2003	4,246,775	$1.31 to $1.13	$5,254,636	4.90%	1.15% to 2.70%	2.69 % to 1.14%
	12/31/2002	2,657,400	1.28 to 1.12	3,263,690	0.01	1.15 to 2.70	8.74 to 7.10
	12/31/2001	918,901	1.18 to 1.04	1,057,831	7.48	1.15 to 2.70	7.71 to 4.16

Government Bond
	12/31/2003	4,261,166	1.30 to 1.12	5,226,753	3.86	1.15 to 2.70	1.38 to (0.15)
	12/31/2002	2,663,269	1.28 to 1.13	3,282,233	0.01	1.15 to 2.70	10.98 to 9.31
	12/31/2001	927,032	1.16 to 1.03	1,048,400	6.56	1.15 to 2.70	5.83 to 3.07

Balanced
	12/31/2003	885,221	0.99 to 0.94	845,649	2.33	1.15 to 2.70	15.87 to 14.12
	12/31/2002	486,153	0.86 to 0.82	405,027	0.00	1.15 to 2.70	(12.69) to (14.01)
	12/31/2001	183,608	0.98 to 0.95	177,007	2.85	1.15 to 2.70	(4.67) to (4.72)

Large Cap Growth
	12/31/2003	5,678,116	0.59 to 0.74	3,463,963	0.08	1.15 to 2.70	26.09 to 24.19
	12/31/2002	3,077,818	0.47 to 0.59	1,478,102	0.00	1.15 to 2.70	(29.29) to (30.36)
	12/31/2001	884,028	0.66 to 0.85	586,536	0.00	1.15 to 2.70	(21.19) to (14.91)

Equity Index
	12/31/2003	6,264,533	0.80 to 0.84	4,980,498	0.88	1.15 to 2.70	26.53 to 24.62
	12/31/2002	3,422,585	0.63 to 0.68	2,155,820	0.00	1.15 to 2.70	(23.36) to (24.52)
	12/31/2001	1,029,708	0.83 to 0.90	843,305	1.01	1.15 to 2.70	(13.34) to (10.46)

Diversified Equity
	12/31/2003	9,507,742	0.81 to 0.82	7,599,485	0.51	1.15 to 2.70	24.50 to 22.62
	12/31/2002	5,184,071	0.65 to 0.67	3,345,318	0.00	1.15 to 2.70	(24.64) to (25.78)
	12/31/2001	1,513,038	0.87 to 0.90	1,297,402	0.54	1.15 to 2.70	(11.64) to (9.60)

Mid Cap Growth
	12/31/2003	4,985,830	1.03 to 0.91	4,870,435	0.00	1.15 to 2.70	25.70 to 23.81
	12/31/2002	2,654,488	0.82 to 0.73	2,094,789	0.00	1.15 to 2.70	(21.04) to (22.23)
	12/31/2001	851,615	1.04 to 0.94	868,567	0.00	1.15 to 2.70	(11.67) to (5.85)

16

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Notes to Financial Statements

December 31, 2003

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Return*** Expense Ratio

Diversified Mid Cap
	12/31/2003	3,287,587	$1.26 to $0.97	$3,773,728	0.16%	1.15% to 2.70%	28.96% to 27.01%
	12/31/2002	1,761,496	0.98 to 0.77	1,604,328	0.00	1.15 to 2.70	(18.74) to (19.97)
	12/31/2001	584,655	1.20 to 0.96	681,536	0.26	1.15 to 2.70	(5.13) to (4.18)

Mid Cap Value
	12/31/2003	3,838,480	1.52 to 1.08	5,173,801	0.45	1.15 to 2.70	31.25 to 29.27
	12/31/2002	2,006,381	1.16 to 0.84	2,127,797	0.00	1.15 to 2.70	(13.84) to (15.14)
	12/31/2001	691,058	1.34 to 0.98	896,606	0.71	1.15 to 2.70	3.60 to (1.53)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

There are subaccounts that have total return ranges outside of the range indicated above. Following is the list of the subaccounts and their corresponding lowest total return and highest total return.

Subaccount	2001 Total Return Range
Balanced	(5.57)% to (4.59)%
Large Cap Growth	(21.93)% to (14.80)%
Equity Index	(14.15)% to (10.34)%
Diversified Equity	(12.47)% to (9.48)%
Mid Cap Growth	(12.50)% to (5.73)%
Diversified Mid Cap	(6.02)% to (4.05)%

17

Transamerica Life Insurance Company Retirement Builder

Variable Annuity Account - The One Income Annuity

Notes to Financial Statements

December 31, 2003

5. Administrative, Mortality, and Expense Risk Charge

Transamerica Life deducts a daily charge for assuming certain mortality and expense risks. Depending on the value of the contract owners’ individual account, a charge equal to an effective annual rate of 1.00%, 1.20%, 1.75%, 1.95%, 2.35%, or 2.55% (depending on the death benefit selected) is assessed. Transamerica Life also deducts a daily charge equal to an annual rate of .15% of the contract owners’ account for administrative expenses.

6. Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

18

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)	(a	)	Resolution of the Board of Directors of PFL Life Insurance Company authorizing establishment of the Separate Account. Note 1

	(2)			Not Applicable.

	(3)	(a	)	Principal Underwriting Agreement by and between PFL Life Insurance Company, on its own behalf and on behalf of the Separate Account, and AFSG Securities Corporation. Note 3

		(b	)	Form of Broker/ Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 3

	(4)	(a	)	Form of the Contract for The One Income Annuity. Note 9

		(b	)	Form of the Contract for The One Income Annuity. Note 10

	(5)	(a	)	Form of Application for The One Income Annuity. Note 6

	(6)	(a	)	Articles of Incorporation of PFL Life Insurance Company. Note 1

		(b	)	ByLaws of PFL Life Insurance Company. Note 1

	(7)			Not Applicable.

	(8)	(a	)	Participation Agreement by and among One Group Investment Trust, Nationwide Advisory Services, Nationwide Investors Services and PFL Life Insurance Company. Note 8

	(8)	(a	)(1)	Amendment to Fund Participation Agreement by and among One Group Investment Trust, Bank One Investment Advisors Corporation, One Group Administrative Services, Inc., and PFL Live Insurance Company. Note 9

	(9)			Opinion and Consent of Counsel. Note 13

	(10)	(a	)	Consent of Independent Auditors. Note 13

	(10)	(b	)	Opinion and Consent of Actuary. Note 13

	(11)			Not applicable.

	(12)			Not applicable.

	(13)			Performance Data Calculations. Note 13

	(14)			Powers of Attorney. (P.S. Baird, C.D. Vermie, W.L. Busler, L.N. Norman, D.C. Kolsrud, R.J. Kontz, B.K. Clancy) Note 8. (Bart Herbert, Jr.) Note 10. (C.H. Garrett, A.C. Schneider) Note 12.

Note 1.	Incorporated herein by reference to the Initial filing of Registrants Form N-4 Registration Statement (File No. 333-7509) on July 3, 1996.
Note 2.	Incorporated herein by reference to the Registrants filing of Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-7509) on December 6, 1996.
Note 3.	Incorporated herein by reference to the Registrant’s filing of Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-7509) on April 30, 1998.
Note 4.	Incorporated herein by reference to the Registrant’s filing of Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-7509) on July 16, 1998.
Note 5.	Incorporated herein by reference to the Registrant’s filing of Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-7509) on December 11, 1998.
Note 6.	Filed with the Initial Form N-4 Registration Statement (File 333-78743) on May 19, 1999.
Note 7.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File 333-78743) on July 26, 1999.
Note 8.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File 333-78743) on November 16, 1999.
Note 9.	Filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-78743) on April 28, 2000.
Note 10.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-78743) on April 30, 2001.
Note 11.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-78743) on April 30, 2002.
Note 12.	Filed with Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-78743) on April 30, 2003.
Note 13.	Filed herewith.

2

Item 25.    Directors and Officers of the Depositor Transamerica Life Insurance Company

Name and Business Address	Principal Positions and Offices with Depositor
Larry N. Norman 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Chairman of the Board and President

Christopher H. Garrett 4333 Edgewood Road, N.E Cedar Rapids, Iowa 52499-0001	Director, and CFO-Financial Partners

Craig D. Vermie 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Vice President, Secretary and General Counsel

Arthur C. Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, and Chief Tax Officer

Robert J. Kontz 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Vice President and Corporate Controller

Brenda K. Clancy 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Vice President, Treasurer and Chief Financial Officer

Item 26.     Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
1488207 Ontario Limited	Canada	100% 1490991 Ontario Limited	Financial services, marketing and distribution
1490991 Ontario Limited	Canada	100% AEGON Canada, Inc.	Holding company
Academy Insurance Group, Inc.	Delaware	100% Commonwealth General Corporation	Holding company
Academy Life Insurance Co.	Missouri	100% Academy Insurance Group, Inc.	Insurance company
ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	General agent
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Investment counsel and portfolio manager
AEGON Dealer Services Canada, Inc.	Canada	100% 1490991 Ontario Limited	Mutual fund dealer
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	100% Monumental Life Insurance Company	Marketing company
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund issuer
AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Funding Corp. II	Delaware	100% Transamerica Corp.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and admin. services to ins. cos.
AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.90% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 10,000 shares (75.54%); AEGON USA, Inc. owns 3,238 shares (24.46%)	Holding company
AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company
AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Co.	Investment advisor
AEGON USA Investment Management, LLC	Iowa	100% Transamerica Holding Corporation LLC.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 100 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company
AEGON/Transamerica Fund Advisers, Inc.	Florida	Western Reserve Life Assurance Company of Ohio owns 78%; AUSA Holding Co. owns 22%	Fund advisor
AEGON/Transamerica Fund Services, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Mutual fund
AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Co.	Shareholder services
AEGON/Transamerica Series Fund, Inc.	Maryland	100% AEGON/Transamerica Fund Advisors, Inc.	Investment advisor, transfer agent, administrator, sponsor, principal underwriter/distributor or general partner.
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Broker-Dealer
ALH Properties Eight LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Five LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Four LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Fourteen LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Nine LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Seven LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Ten LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Thirteen LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Three LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% RCC North America LLC	Real estate
ALH Properties Two LLC	Delaware	100% RCC North America LLC	Real estate
Almond Partners, LLC	Delaware	100% Peoples Benefit Life Insurance Company	Real estate
Amana Finance	Illinois	50% Transamerica Joint Ventures, Inc.	Commercial finance
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ammest Realty Corporation	Texas	100% Monumental Life Insurance Company	Special-purpose subsidiary
Ampac Insurance Agency, Inc. (EIN 23-2364438)	Pennsylvania	100% Academy Insurance Group, Inc.	Inactive
Ampac Insurance Agency, Inc. (EIN 23-1720755)	Pennsylvania	100% Commonwealth General Corporation	Provider of management support services
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Members: 58.13% Monumental Life Insurance Company; 41.87% Peoples Benefit Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance
ARS Funding Corporation	Delaware	100% Transamerica Accounts Holding Corporation	Dormant
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner—AUSA Holding Co. (1%); Limited Partner—First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Bankers Financial Life Ins. Co.	Arizona	100% Voting Common Stock—First AUSA Life Insurance Co. Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.	Insurance
Bankers Mortgage Company of CA	California	100% TRS	Investment management
Bay Capital Corporation	Delaware	100% M Credit, Inc.	Special purpose corporation
Benefit Plans, Inc.	Delaware	100% Commonwealth General Corporation	TPA for Peoples Security Life Insurance Company
BF Equity LLC	New York	100% RCC North America LLC	Real estate
Brunswick Acceptance Company, LLC	Delaware	51% Transamerica Ventures, LLC	Provides commercial financing services to Brunswick Corporation customers
BWAC Credit Corporation	Delaware	100% TCFCII	Inactive
BWAC International Corporation	Delaware	100% TCFCII	Retail appliance and furniture stores
BWAC Seventeen, Inc.	Delaware	100% TIFC	Holding company
BWAC Twelve, Inc.	Delaware	100% TCFCII	Holding company
BWAC Twenty-One, Inc.	Delaware	100% TIFC	Holding company
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Cantrex Group Inc.	Quebec	100% Transamerica Acquisition Corporation Canada	Buying group and retail merchant services
Capital 200 Block Corporation	Delaware	100% Commonwealth General Corporation	Real estate holdings
Capital General Development Corporation	Delaware	100% Commonwealth General Corporation	Holding company
Capital Liberty, L.P.	Delaware	99.0% Monumental Life Insurance Company (Limited Partner); 1.0% Commonwealth General Corporation (General Partner)	Holding company
Coast Funding Corporation	Delaware	100% M Credit, Inc.	Special purpose corporation
Commonwealth General Corporation (“CGC”)	Delaware	100% AEGON U.S. Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Consumer Membership Services, Inc.	Marketing of credit card protection membership services in Canada
Consumer Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Credit card protection
Corbeil Electrique, Inc.	Quebec	100% Cantrex Group, Inc.	Inactive
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
Cornerstone International Marketing Ltd.	UK	100% Cornerstone International Holdings Ltd.	Marketing
Coverna Direct Insurance Agency, Inc.	Maryland	100% Peoples Benefit Life Insurance Company	Insurance agency
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurange agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
Direct Capital Equity Investments, Inc.	Delaware	100% M Credit, Inc.	Small business loans
Direct Capital Partners LLC	Delaware	33.33% M Credit, Inc.	Investment banking
Direct Capital Partners LP	Delaware	25% Direct Capital Partners LLC (General Partner); 75% Direct Capital Equity Investments, Inc. (Limited Partnership)	Investment banking
Distribution Support Services LLC	Delaware	100% Transamerica Commercial Finance Corporation	Holding company
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.		100% Diversified Investment Advisors, Inc.	Broker-Dealer
Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Eighty-Six Yorkville, Inc.	Delaware	100% RCC North America LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Emergent Business Capital Holdings, Inc.	Delaware	100% Transamerica Small Business Capital, Inc.	Small business capital and mezzanine financing company
FED Financial, Inc.	Delaware	100% Academy Insurance Group, Inc.	Special-purpose subsidiary
FGH Eastern Region LLC	Delaware	100% RCC North America LLC	Real estate
FGH Property Services, Inc.	Delaware	100% RCC North America LLC	Real estate
FGH Realty Credit LLC	Delaware	100% RCC North America LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 106 Fulton, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP 109th Street LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% RCC North America LLC	Real estate
FGP Bala, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Broadway LLC	Delaware	100% RCC North America LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Centereach, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Colonial Plaza, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Coram, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Emerson, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Franklin LLC.	Delaware	100% RCC North America LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Islandia, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Keene LLC	Delaware	100% RCC North America LLC	Real estate
FGP Lincoln, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Main Street, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Merrick, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Northern Blvd., Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Remsen, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Rockbeach, Inc	Delaware	100% RCC North America LLC	Real estate
FGP Schenectady, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP Stamford, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP West 14th Street, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% RCC North America LLC	Real estate
FGP West Street LLC	Delaware	100% RCC North America LLC	Real estate
FGP West Street Two LLC	Delaware	100% RCC North America LLC	Real estate
Fifth FGP LLC	Delaware	100% RCC North America LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First AUSA Life Insurance Company	Maryland	385,000 shares Common Stock owned by Transamerica Holding Company LLC; 115,000 Series A Preferred Stock owned by Transamerica Holding Company LLC	Insurance holding company
First FGP LLC	Delaware	100% RCC North America LLC	Real estate
Force Financial Group, Inc.	Delaware	100% Academy Insurance Group, Inc.	Special-purpose subsidiary
Fourth FGP LLC	Delaware	100% RCC North America LLC	Real estate
Frazer Association Consultants, Inc.	Illinois	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	TPA license-holder
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund I, LLC	Delaware	100% Garnet Community Investments I, LLC	Investments
Garnet LIHTC Fund II, LLC	Delaware	100% Garnet Community Investments II, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TALIAC	Investment subsidiary
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
Great Companies, L.L.C.	Iowa	30% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts
Greybox L.L.C. (“G”)	Delaware	100% TLHI	Intermodal freight container interchange facilitation service
Greybox Logistics Services Inc.	Delaware	100% TLHI	Intermodal leasing
Greybox Services Limited	U.K.	100% TLHI	Intermodal leasing
Gulf Capital Corporation	Delaware	100% M Credit, Inc.	Special purpose corporation
Health Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Home Loans and Finance Ltd.	U.K.	100% TIISI	Inactive
Icon Partners, Limited	UK	100% Insurance Consultants, Inc.	Insurance intermediary
ICS Terminals (UK) Limited	U.K.	100% Transamerica Leasing Limited	Leasing
IDEX Mutual Funds	Massachusetts	100% InterSecurities, Inc.	Mutual fund
Inland Water Transportation LLC	Delaware	100% Direct Capital Partners LP	Finance barges
Insurance Consultants, Inc.	Nebraska	100% Commonwealth General Corporation	Brokerage
Intermodal Equipment, Inc.	Delaware	100% TLHI	Intermodal leasing
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Inventory Funding Company, LLC	Delaware	100% Inventory Funding Trust	Holding company
Inventory Funding Trust	Delaware	100% Transamerica Commercial Finance Corporation	Delaware Business Trust
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote. First AUSA Life Insurance Co.	Insurance
JMH Operating Company, Inc.	Mississippi	100% People’s Benefit Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Insurance Company of America	Iowa	504,032 shares Common Stock owned by First AUSA Life Insurance Company; 504,033 shares Series A Preferred Stock owned by First AUSA Life Insurance Company.	Insurance
M Credit, Inc.	Delaware	100% TCFCII	Commercial lending
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator
Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Co.	Insurance
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	First AUSA Life Insurance Company owns 51%	Insurance
Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Monumental Life Insurance Company	Maryland	73.23% Capital General Development Company; 26.77% First AUSA Life Insurance Company	Insurance Company
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	Calfornia	100% TOLIC	Real estate development
ODBH Ltd./Harley Davidson Acceptance	U.K.	33% BWAC Twenty-One, Inc.	Holding company
Pension Life Insurance Company of America	New Jersey	100% Academy Life Insurance Company	Insurance company
Penske Financial Services LLC	Delaware	50% Transamerica Joint Ventures, Inc.	Commercial finance
Peoples Benefit Life Insurance Company	Iowa	76.3% Monumental Life Insurance Company; 20% Capital Liberty, L.P.; 3.7% CGC	Insurance Company
Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Insurance Company	Special-purpose subsidiary
Polaris Acceptance	Illinois	50% Transamerica Joint Ventures, Inc.	Commercial finance
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Credit insurance
Private Label Funding LLC	Delaware	100% TBCC Funding Trust II	Delaware Business Trust
Professional Life & Annuity Insurance Company	Arizona	100% Transamerica Life Insurance Co.	Reinsurance
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales
Quantitative Data Solutions, LLC	Delaware	60% owned by TOLIC	Special purpose corporation
Quest Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Travel discount plan
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
RCC Properties Limited Partnership	Iowa	AEGON USA Realty Advisors, Inc. is General Partner and 5% owner; all limited partners are RCC entities within the RCC group	Limited Partnership
Real Estate Alternatives Portfolio 1 LLC	Delaware	100% Transamerica Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 37.25% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25% TALIAC; 7.5% Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management
Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services
Second FGP LLC	Delaware	100% RCC North America LLC	Real estate
Seventh FGP LLC	Delaware	100% RCC North America LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
South Glen Apartments, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Limited liability company
Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Co.	Insurance
SpaceWise Inc.	Germany	100% Transamerica Ocean Container Corp.	Intermodal leasing
Stonebridge Casualty Insurance Company	Ohio	100% AEGON U.S. Corporation	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
T Holdings, Inc.	Delaware	100% TCFCII	Holding company
TA Air IX, Corp.	Delaware	100% TEFSC	Special purpose corporation
TA Air V, Corp.	Delaware	100% TEFSC	Special purpose corporation
TA Air X, Corp.	Delaware	100% TEFSC	Special purpose corporation
TA Air XI, Corp.	Delaware	100% TEFSC	Special purpose corporation
TA Air XIX, Corp.	Delaware	100%TEFSC	Special purpose corporation
TA Air XV, Corp.	Delaware	100% TEFSC	Special purpose corporation
TA Air XVIII, Corp.	Delaware	100% TEFSC	Special purpose corporation
TA Heli I, Inc.	Delaware	100% TEFSC	Special purpose corporation
TA Leasing Holding Co., Inc.	Delaware	100% TFC	Holding company
TA Marine I, Inc.	Delaware	100% TEFSC	Special purpose corporation
TA Marine II, Inc.	Delaware	100% TEFSC	Special purpose corporation
TA Marine III, Corp.	Delaware	100% TEFSC	Special purpose corporation
TA Marine IV, Inc.	Delaware	100% TEFSC	Special purpose corporation
TA Marine V, Inc.	Delaware	100% TEFSC	Special purpose corporation
TA Marine VI, Inc.	Delaware	100% TEFSC	Special purpose corporation
T 5/8A Steel I LLC	Delaware	100% TEFSC	Special purpose corporation
TBC I, Inc.	Delaware	100% T Holdings, Inc.	Special purpose corporation
TBC III, Inc.	Delaware	100% T Holdings, Inc.	Special purpose corporation
TBC IV, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax I, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax II, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax III, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax IV, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax IX, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax V, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax VI, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax VII, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBC Tax VIII, Inc.	Delaware	100% M Credit, Inc.	Special purpose corporation
TBCC Funding I LLC	Delaware	100% TBCC Funding Trust I	Delaware Business Trust
TBCC Funding II LLC	Delaware	100% TBCC Funding Trust II	Delaware Business Trust
TBCC Funding Trust I	Delaware	100% TCFCII	Delaware Business Trust
TBCC Funding Trust II	Delaware	100% TCFCII	Delaware Business Trust
TBK Insurance Agency of Ohio, Inc.	Ohio	100% Transamerica Financial Advisors Inc.	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% Transamerica Commercial Finance Corporation	A depository for foreclosed real and personal property
TDF Credit Insurance Services Limited	U.K.	100% Transamerica Commercial Finance Limited	Credit insurance brokerage
TDF de Mexico S. de R.L. de C.V.	Mexico	99% Transamerica Distribution Finance Corporation de Mexico S. de R.L. de C.V.; 1% Transamerica Corporate Services de Mexico S. de R.L. de C.V.	Service company for Whirlpool receivables
TFC Properties, Inc.	Delaware	100% TFC	Holding company
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware		Voting Trust
The Gilwell Company	California	100% TRS	Ground lessee of 517 Washington Street, San Francisco
The RCC Group, Inc.	Delaware	100% RCC North America LLC	Real estate
The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Co.	Insurance agency
Third FGP LLC	Delaware	100% RCC North America, LLC	Real estate
TIFCO Lending Corporation	Illinois	100% BWAC Twelve, Inc.	General financing
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Tivoli Investment, LLC	Delaware	100% Transamerica Commercial Real Estate Finance, LLC	Investments
Trans Ocean Container Corp.	Delaware	100% Trans Ocean Ltd.	Intermodal leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Trans Ocean Leasing Deutschland GmbH	Germany	100% Trans Ocean Container Corp.	Intermodal leasing
Trans Ocean Ltd.	Delaware	100% TA Leasing Holding Co. Inc.	Holding company
Trans Ocean Management Corporation	California	100% Transamerica Ocean Container Corp.	Inactive
Trans Ocean Management S.A.	Switzerland	100% Transamerica Ocean Container Corp.	Intermodal leasing
Trans Ocean Regional Corporate Holdings	California	100% Transamerica Ocean Container Corp.	Holding company
Transamerica Accounts Holding Corporation	Delaware	100% Transamerica Distribution Finance Corporation	Holding company
Transamerica Acquisition Corporation, Canada	Canada	100% Transamerica Commercial Finance Corporation, Canada	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Alquiler de Trailers, S.L.	Spain	100% TLHI	Leasing
Transamerica Annuity Service Corp.	New Mexico	100% TSC	Performs services required for structured settlements
Transamerica Assurance Company	Missouri	100% TALIAC	Life and disability insurance
Transamerica Aviation LLC	Delaware	100% TEFSC	Special purpose corporation
Transamerica Aviation 041 Corp.	Delaware	100% TEFSC	Special purpose corporation
Transamerica Aviation 400 Corp.	Delaware	100% TEFSC	Special purpose corporation
Transamerica Business Capital Corporation	Delaware	100% TCFCII	Commercial lending
Transamerica Business Technologies Corporation.	Delaware	100% Transamerica Corp.	Telecommunications and data processing
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Catalyst Financial Services LLC	Delaware	100% Transamerica Commercial Finance Corporation	Owns & operates electronic/internet enabled system
Transamerica CBO I, Inc.	Delaware	100% Transamerica Corp.	Owns and manages a pool of high- yield bonds
Transamerica China Investments Holdings Limited	Hong Kong	99% TOLIC	Holding company
Transamerica Commercial Finance Canada, Limited	Ontario	100% BWAC Seventeen, Inc.	Dormant
Transamerica Commercial Finance Corporation	Delaware	100% TIFC	Finance company
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Commercial Finance Corporation, II (“TCFCII”)	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
Transamerica Commercial Finance Corporation,Canada	Canada	100% BWAC Seventeen, Inc.	Commercial finance
Transamerica Commercial Finance France S.A.	France	100% TIFC	Factoring company
Transamerica Commercial Finance Limited	U.K.	100% Transamerica Commercial Holdings Limited	Commercial lending
Transamerica Commercial Holdings Limited	U.K.	100% BWAC Twenty-One Inc.	Holding company
Transamerica Commercial Real Estate Finance LLC	Illinois	100% T Holdings, Inc.	Bridge/mezzanine finance
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% Transamerica Commercial Finance Corporation, I	Consumer finance holding company
Transamerica Consumer Mortgage Receivables Corporation	Delaware	100% Transamerica Consumer Finance Holding Company	Securitization company
Transamerica Corporate Services De Mexico S. de R.L. de C.V.	Mexico	99% Transamerica Distribution Finance Corporation de Mexico S. de R.L. de C.V.; 1% TDF de Mexico S. de R.L. de C.V.	Holds employees
Transamerica Corporation	Delaware	100% Transamerica Holding B.V.	Major interest in insurance and finance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Name holding only—Inactive
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
Transamerica Direct Marketing Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
Transamerica Direct Marketing Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International N.V.	Marketing company
Transamerica Direct Marketing Taiwan, Ltd.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
Transamerica Distribution Finance—Overseas, Inc.	Delaware	100% Transamerica Commercial Finance Corporation	Commercial Finance
Transamerica Distribution Finance Corporation (“TDFC”)	Delaware	100% TCFCII	Holding company
Transamerica Distribution Finance Corporation de Mexico S. de R.L. de C.V.	Mexico	100% Transamerica Commercial Finance Corporation	Holding company in Mexican subsidiaries
Transamerica Distribution Finance Factorje S.A. de C.V.	Mexico	99% Transamerica Commercial Finance Corporation; 1% Transamerica Investory Finance Corp.	Finance company
Transamerica Distribution Finance Insurance Services, Inc.	Illinois	100% Transamerica Commercial Finance Corporation	Finance company
Transamerica Distribution Services, Inc.	Delaware	100% TLHI	Dormant
Transamerica Equipment Financial Services Corporation (“TEFSC”)	Delaware	100% TCFCII	Investment in Various equipment leases and loans
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% TSC	Broker/dealer
Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services
Transamerica Financial Life Insurance Company	New York	87.40% First AUSA Life Insurance Company; 12.60% TOLIC	Insurance
Transamerica Financial Resources Ins. Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Financial Resources Ins. Agency of Massachusetts, Inc.	Massachusetts	100% Transamerica Financial Advisors, Inc	Insurance agent & broker
Transamerica Financial Resources Ins. Agency of Nevada, Inc.	Nevada	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fincieringsmaatschappij B.V.	Netherlands	100% Transamerica GmbH, Inc.	Commercial lending in Europe
Transamerica Funding LP	U.K.	98% Transamerica Trailer Holdings I, Inc.; 1% Transamerica Distribution Services, Inc.; 1% ICS Terminals (UK) Limited	Intermodal leasing
Transamerica GmbH	Germany	90% Transamerica GmbH, Inc.; 10% BWAC Twenty-One, Inc.	Commercial lending in Germany
Transamerica GmbH, Inc.	Delaware	100% TIFC	Holding company
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Holding Company LLC	Delaware	100 shares Common Stock owned by AEGON USA, Inc; 100 shares Series A Preferred Stock owned by AEGON USA, Inc.	Holding company
Transamerica Home Loan	California	100% TFC	Consumer mortgages
Transamerica Income Shares, Inc.	Maryland	100% TOLIC	Mutual fund
Transamerica Index Funds, Inc.	Maryland	100% AEGON/Transamerica Fund Advsiors, Inc.	Mutual fund

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Insurance Finance Corporation	Maryland	100% BWAC Twelve, Inc.	Insurance premium financing
Transamerica Insurance Finance Corporation, California	California	100% Transamerica Insurance Finance Corporation	Insurance premium
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica Intellitech, Inc.	Delaware	100% TFC	Real estate information and technology services
Transamerica International Holdings, Inc.	Delaware	100% Transamerica Corp.	Investments
Transamerica International Insurance Services, Inc. (“TIISI”)	Delaware	100% TSC	Holding & administering foreign operations
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corp.	Reinsurance
Transamerica Inventory Finance Corporation (“TIFC”)	Delaware	100% Transamerica Distribution Finance Corporation	Holding company
Transamerica Investment Management, LLC	Delaware	100% Transamerica Investment Services, Inc.	Investment adviser
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Investment adviser
Transamerica Investors, Inc.	Maryland	Maintains advisor status	Advisor
Transamerica Joint Ventures, Inc.	Delaware	100% Transamerica Commercial Finance Corporation	Holding company
Transamerica Leasing (HK) Ltd.	Hong Kong	100% TLHI	Leasing
Transamerica Leasing Coordination Center	Belgium	100% TLHI	Leasing
Transamerica Leasing DO Brasil LTDA.	Brazil	100% Transamerica Leasing, Inc	Container Leasing
Transamerica Leasing GmbH	Germany	100% TLHI	Leasing
Transamerica Leasing Holdings, Inc. (“TLHI”)	Delaware	100% Transamerica Leasing Inc.	Holding company
Transamerica Leasing Inc.	Delaware	100% Transamerica Leasing Holding Co.	Leases & Services intermodal equipment
Transamerica Leasing Limited	U.K.	100% TLHI	Leasing
Transamerica Leasing N.V.	Belguim	100% Intermodal Equipment Inc.	Leasing
Transamerica Leasing Pty. Ltd.	Australia	100% TLHI	Leasing
Transamerica Leasing SRL	Italy	100% Intermodal Equipment Inc.	Leasing
Transamerica Life Canada	Canada	100% AEGON Canada Inc.	Life insurance company
Transamerica Life Insurance and Annuity Company (“TALIAC”)	N. Carolina	100% TOLIC	Life insurance
Transamerica Life Insurance Company	Iowa	223,500 shares Common Stock owned by Transamerica Holding Company LLC; 42,500 shares Series A Preferred Stock owned by Transamerica Holding Company LLC.	Insurance
Transamerica Mezzanine Financing Inc.	Delaware	100% T Holdings, Inc.	Holding company
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% TRS	General partner retirement properties
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	100% TSC	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Premier Funds	Maryland	100% Transamerica Investors, Inc.	Investments
Transamerica Products I, Inc.	California	100% TPI	Co-general partner
Transamerica Products, Inc. (“TPI”)	California	100% TSC	Holding company
Transamerica Public Finance, LLC	Delaware	42% Transamerica Finance Corp.; 29% Transamerica Commercial Finance Corporation, I; 29% Transamerica Commercial Finance Corporation, II	Financial Services
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% Transamerica Corp.	Real estate investments
Transamerica Retirement Communities S.F., Inc.	Delaware	100% TFC Properties, Inc.	Owned property
Transamerica Retirement Communities S.J., Inc.	Delaware	100% TFC Properties, Inc.	Owned property
Transamerica Securities Sales Corp.	Maryland	100% TSC	Life insurance sales
Transamerica Service Company (“TSC”)	Delaware	100% TIHI	Passive loss tax service
Transamerica Small Business Capital, Inc.	Delaware	100% M Credit, Inc.	Holding company
Transamerica Technology Finance Corporation	Delaware	100% Transamerica Commercial Finance Corporation, II	Commercial lending and leasing
Transamerica Trailer Holdings I Inc.	Delaware	100% TLHI	Holding company
Transamerica Trailer Holdings II Inc.	Delaware	100% TLHI	Holding company
Transamerica Trailer Holdings III Inc.	Delaware	100% TLHI	Holding company
Transamerica Trailer Leasing (Belgium) N.V.	Belgium	100% TLHI	Leasing
Transamerica Trailer Leasing (Netherlands) B.V.	Netherlands	100% TLHI	Leasing
Transamerica Trailer Leasing A/S	Denmark	100% TLHI	Leasing
Transamerica Trailer Leasing AB	Sweden	100% TLHI	Leasing
Transamerica Trailer Leasing AG	Switzerland	100% TLHI	Leasing
Transamerica Trailer Leasing GmbH	Germany	100% TLHI	Leasing
Transamerica Trailer Leasing Limited	N.Y.	100% Transamerica Commercial Holdings Limited	Leasing
Transamerica Trailer Leasing S.N.C.	France	100% Greybox L.L.C.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% TLHI	Leasing
Transamerica Transport Inc.	New Jersey	100% TLHI	Dormant
Transamerica Vendor Financial Services Corporation	Delaware	100% TDFC	Provides commercial leasing
Transamerica Vendor Management and Consulting LLC	Delaware	100% TREIC Joint Venture LLC	Consulting
Transamerica Ventures LLC	Delaware	100% Transamerica Joint Ventures, Inc.	Ownership and operation of a commercial finance business for Brunswick Corp. customers
TREIC Enterprises, Inc.	Delaware	100% TFC	Investments
TREIC Joint Venture LLC	Delaware	100% TREIC Enterprises, Inc.	Investments
TREIS Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance
Unicom Administrative Services, GmbH	Germany	100% Unicom Administrative Services, Inc.	Provider of admin. services
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of admin. services
United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Co.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Furniture & equipment lessor
Veterans Insurance Services, Inc.	Delaware	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary
Veterans Life Insurance Agency, Inc.	Maryland	100% Veterans Life Insurance Company	Insurance
Veterans Life Insurance Company	Illinois	100% Transamerica Holding Company LLC	Insurance company
Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Co.	Insurance
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
Whirlpool Financial Corporation Polska SpoZOO	Poland	100% Transamerica Commercial Finance Limited	Inactive—commercial finance
World Financial Group Holding Company of Canada Inc.	Canada	100%TIHI	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance agency
WRL Insurance Agency of Nevada, Inc.	Nevada	100% WRL Insurance Agency, Inc.	Insurance agency
WRL Insurance Agency of Texas, Inc.	Texas	Record Shareholder—Daniel L. DeMarco	Insurance agency
WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL Insurance Agency, Inc.	Insurance agency
WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer
Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency
ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Item 27.    Number of Contract Owners

As of December 31, 2003, there were 398 Contract owners.

Item 28.    Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

AFSG Securities Corporation

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499-0001

The directors and officers of AFSG Securities Corporation are as follows:

Larry N. Norman Director and President	Ann M. Spaes Director and Vice President

Frank A. Camp Secretary	Teresa L. Stolba Assistant Compliance Officer

Lisa Wachendorf Director, Vice President and Chief Compliance Officer	William G. Cummings Treasurer, Controller, Vice President

Thomas R. Moriarty Vice President	Priscilla Hechler Assistant Vice President and Assistant Secretary

Emily Bates Assistant Treasurer

Clifton Flenniken Assistant Treasurer	Darin D. Smith Vice President and Assistant Secretary

The principal business address of each person listed is AFSG Securities Corporation, 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001.

Commissions and Other Compensation Received by Principal Underwriter.

AFSG Securities Corporation, the broker/dealer, received $1,491,672.03, $1,559,805.70, and $279,379.53. from the Registrant for the years ending December 31, 2003, December 31, 2002, December 31, 2001, respectively for its services in distributing the Policies. No other commission or compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year.

AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account C, Separate Account VA-2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA G, Separate Account VA H, Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Item 30.    Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 1a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.    Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.    Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d) Transamerica Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 30th day of April, 2004.

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT TRANSAMERICA LIFE INSURANCE COMPANY Depositor

*

Larry N. Norman President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Christopher H. Garrett	Director	, 2004

/s/ Craig D. Vermie Craig D. Vermie	Director	April 30, 2004

* Larry N. Norman	Director (Principal Executive Officer)	, 2004

* Arthur C. Schneider	Director	, 2004

* Robert J. Kontz	Vice President and Corporate Controller	, 2004

* Brenda K. Clancy	Director, Vice President, Treasurer, and Chief Financial Officer	, 2004

*	Craig D. Vermie, Attorney-in-Fact

Registration No.

333-78743

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

THE ONE INCOME ANNUITY

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(9)	Opinion and Consent of Counsel

(10)(a)	Consent of Independent Auditors

(10)(b)	Opinion and Consent of Actuary

(13)	Performance Data Calculations

*	Page numbers included only in manually executed original.